UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMERCIAL METALS COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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CMC Commercial Metals

2019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

To Be Held On January 8, 2020

Date:

Wednesday,

January 8, 2020

Time:

10:00 a.m.,

Central Standard Time

Place:

Commercial Metals Company

CMC Hall, 9th Floor

6565 North MacArthur Blvd.

Irving, Texas 75039

Record Date:

November 18, 2019

Agenda:

(1)  the election of the three persons named in the accompanying proxy statement to serve as Class I directors until the 2023 annual meeting of stockholders and until their successors are elected;

(2)  the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020;

(3)  an advisory vote on executive compensation;

(4)  approval of the Company’s 2013 Long-Term Equity Incentive Plan as amended and restated; and

(5)  the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

If you are planning to attend the Annual Meeting in person, you are required to bring proof of ownership of Commercial Metals Company common stock, as well as a form of government-issued photo identification, in order to be admitted to the meeting. Directions to the Annual Meeting are included at the end of the accompanying proxy statement.

We again are taking advantage of the rules of the Securities and Exchange Commission that allow issuers to provide electronic access to proxy materials over the Internet instead of mailing printed copies of those materials to each stockholder. We believe that furnishing these materials electronically allows us to more efficiently provide our stockholders with our proxy materials while reducing costs and reducing the impact of the Annual Meeting on the environment. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice Regarding the Availability of Proxy Materials you previously received. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically, unless you elect otherwise.

You are invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote your shares by one of the following ways:

By Telephone	By Internet	By Mail	In Person

Call the toll-free number provided on the proxy card	Follow online instructions on the proxy card	Return the proxy card by mail	Attend the Annual Meeting with your ID

Instructions are described in the Notice Regarding the Availability of Proxy Materials you previously received. Proxies forwarded by or for banks, brokers, trusts or other nominees should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication.

By Order of the Board of Directors,

PAUL K. KIRKPATRICK

Corporate Secretary

Irving, Texas

November 25, 2019

To Be Held On January 8, 2020

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Commercial Metals Company (“we,” “CMC” or “the Company”) for use at the annual meeting of our stockholders to be held on Wednesday, January 8, 2020 at 10:00 a.m., Central Standard Time, in CMC Hall at the Company’s corporate headquarters at 6565 North MacArthur Boulevard, 9th Floor, Irving, Texas 75039 (the “Annual Meeting”), and at any and all postponements or adjournments of the Annual Meeting. The approximate date on which this proxy statement and accompanying proxy card are first being made available to stockholders is November 25, 2019.

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders on the Internet. You will not receive a printed copy of the proxy materials, unless you specifically request a printed copy. Instead, on or about November 25, 2019, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy materials and annual report on the Internet. The Notice Regarding the Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice Regarding the Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

Shares represented by each proxy, if properly executed and returned to us prior to the Annual Meeting in accordance with the instructions in the accompanying proxy card and the Notice Regarding the Availability of Proxy Materials, will be voted as directed, but if not otherwise specified, will be voted as follows:

•	FOR Proposal 1 – the election of the three director nominees named in this proxy statement;

•	FOR Proposal 2 – the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020;

•	FOR Proposal 3 – the proposal to approve, on an advisory basis, the compensation of our named executive officers; and

•	FOR Proposal 4 – the approval of the Company’s 2013 Long-Term Equity Incentive Plan as amended and restated.

A stockholder executing a proxy may revoke it at any time before it is voted by giving written notice to the Corporate Secretary of the Company, by subsequently executing and delivering a new proxy or by voting in person at the Annual Meeting.

Stockholders of record can simplify their voting and reduce our cost by voting their shares via telephone or the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. If a stockholder’s shares are held in the name of a bank, broker, trust or other nominee, the availability of telephone and Internet voting will depend upon the voting processes of the bank, broker, trust or other nominee. Accordingly, stockholders should follow the voting instructions on the form they receive from their bank, broker, trust or other nominee.

Stockholders who elect to vote via telephone or the Internet may incur telecommunications and Internet access charges and other costs for which they are solely responsible. The telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on the evening before the Annual Meeting. Instructions for voting via telephone or the Internet are contained in the Notice Regarding the Availability of Proxy Materials you received.

Commercial Metals Company    2019 Proxy Statement    1

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

Only stockholders of record on November 18, 2019 are entitled to notice of and to attend and/or vote at the Annual Meeting or any adjournments of the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices located at 6565 North MacArthur Boulevard, Suite 800, Irving, Texas 75039 for a period of ten days prior to the Annual Meeting. The list of stockholders will also be available for inspection at the Annual Meeting and may be inspected by any stockholder for any purpose germane to the Annual Meeting. Proof of ownership of Commercial Metals Company common stock, as well as a form of government-issued photo identification, must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you must bring proof of ownership with you to the meeting. A recent account statement, letter or proxy from your broker, trust, bank or other nominee will suffice.

Commercial Metals Company    2019 Proxy Statement    2

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting

of Stockholders

Time and Date

10:00 a.m., Central Standard Time

January 8, 2020

Place

Commercial Metals Company

CMC Hall, 9th Floor

6565 North MacArthur Boulevard

Irving, Texas 75039

Record date

November 18, 2019

Voting

Stockholders as of the record date are entitled to vote. Each share of common stock entitles the holder thereof to one vote for each director to be elected and one vote for each of the other matters to be voted upon.

Admission

Proof of ownership of our common stock and a form of government-issued photo identification must be presented in order to be admitted to the Annual Meeting.

Voting Matters
		Board Vote Recommendation	Page Reference (for more detail)
1.	Election of three directors	FOR EACH OF OUR BOARD’S DIRECTOR NOMINEES	21
2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm	FOR	67
3.	Advisory vote on executive compensation	FOR	68
4.	Approval of the Company’s 2013 Long-Term Equity Incentive Plan as amended and restated	FOR	78

Election of Directors

Our Board has nominated three candidates for election to our Board as Class I directors, with a term expiring at the 2023 annual meeting of stockholders. A brief description of the director nominees follows. Additional detail on the director nominees can be found beginning on page 16 of this proxy statement. In addition, the name, age, years of service, biographical description and qualifications of each of the Class II and Class III directors continuing in office are provided beginning on page 18 of this proxy statement.

Name	Age	Director Since	Occupation	Directorships
Vicki L. Avril	65	2014	Retired, former President and Chief Executive Officer (“CEO”) of IPSCO Tubulars, Inc.	• Greif, Inc. • Finning International, Inc. • Former director of Global Brass and Copper Holdings, Inc.
Sarah E. Raiss	62	2011	Retired, former Executive Vice President, Corporate Services, TransCanada Corporation	• Loblaw Companies • Ritchie Brothers • Former director of Vermillion Energy, Canadian Oil Sands Ltd., MicroPlanet Technologies Corporation and Shoppers Drug Mart
J. David Smith	70	2004	Retired, former Chairman, President and CEO, Euramax International, Inc.	• Gypsum Management and Supply, Inc. • BlueLinx, Inc. • Non-executive Chairman of Select Interior Concepts • Former non-executive Chairman of Nortek, Inc.
Please see pages 16 through 17 of this proxy statement for a complete description of Mses. Avril and Raiss and Mr. Smith’s business experience and qualifications.

Commercial Metals Company    2019 Proxy Statement    3

PROXY STATEMENT SUMMARY

Board Composition

Diversity of Background

Diversity of Experience

9 of 9
Executive Leadership

9 of 9
Board Directorship Experience

9 of 9
Financial/Strategic Experience

9 of 9
Global Experience

9 of 9
Extensive Industry/Development Knowledge

8 of 9
Operations Experience

9 of 9
Governance Experience

Independent Registered Public Accounting Firm

As a matter of good corporate governance, we are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020. Set forth below is summary information with respect to Deloitte & Touche LLP’s fees for services provided in fiscal years 2019 and 2018.

Type of Fees	Fiscal Year 2019	Fiscal Year 2018
Audit Fees	$4,244,413	$3,677,328
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$6,154	$8,619
Total	$4,250,567	$3,685,947

Executive Compensation Advisory Vote

We are asking stockholders to approve, on a non-binding advisory basis, our named executive officer compensation as described in this proxy statement. Our Board recommends a FOR vote because it believes that our compensation policies and practices are reasonable, competitive and highly-focused on pay-for-performance principles, as described in more detail in Proposal 3 on page 68.

Approval of the 2013 Long-Term Equity Incentive Plan as Amended and Restated

We are asking stockholders to approve the Commercial Metals Company 2013 Long-Term Equity Incentive Plan (the “2013 Plan”) as amended and restated. If approved by our stockholders, the amendment and restatement of the 2013 Plan will, as described in more detail in Proposal 4 on page 69, do the following:

•

Remove the fungible share formula so that, going forward, each share underlying an award granted under the 2013 Plan will reduce the share reserve by one share and all shares underlying expired, terminated, cancelled or forfeited awards that are granted on or after the effective date of the amendment and restatement of the 2013 Plan will be returned to the share reserve in the same manner;

Commercial Metals Company    2019 Proxy Statement    4

PROXY STATEMENT SUMMARY

•	Replace the annual limit on awards to each of our non-employee directors of 100,000 shares with an annual limit on all compensation to each of our non-employee directors of $500,000;

•	Update the 2013 Plan to reflect changes to the Internal Revenue Code;

•	Extend the maximum exercise period for options and stock appreciation rights from seven years to 10 years;

•

Modify the minimum vesting period for time-vested stock awards from three years to one year, with an exception for such awards with respect to a maximum of 5% of the share reserve under the 2013 Plan; and

•	Extend the term of the 2013 Plan to the 10th anniversary of the Board’s adoption of the amendment and restatement of the 2013 Plan.

Aligning Pay and Performance

The Compensation Committee of our Board (the “Compensation Committee”) designs compensation programs to align the actions of our named executive officers (the “NEOs”) with the long-term interests of our stockholders based on the fundamental philosophy to pay for performance.

Annual Incentive Plan Payouts Aligned with Strong Net Earnings Growth and Return On Invested Capital (“ROIC”)(1)

(1)	The fiscal year 2019 target and payout were adjusted to account for the financial impact of the Acquisition (as defined on page 30). The fiscal year 2019 plan payout is a percentage of target.

Above Target PSU Payout Aligned with Strong Adjusted EBITDA Growth and Relative Total Shareholder Return over the Three-Year Performance Period (1)

(1)	Relative total shareholder return (“TSR”) performance and performance-based stock unit (“PSU”) payouts are for the three-year period ended fiscal year 2019.

Commercial Metals Company    2019 Proxy Statement    5

PROXY STATEMENT SUMMARY

Elements of Target 2019 Total Direct Compensation

The Compensation Committee designs compensation programs to align the actions of our NEOs with the long-term interests of our stockholders based on the fundamental philosophy to pay for performance. As illustrated below, for 2019, approximately 85% of the targeted annual compensation for the CEO and, on average, 73% of the targeted annual compensation for the other NEOs was variable or “at risk” and tied to CMC’s performance.

Noteworthy Compensation Actions for 2019

The following summarizes the most significant compensation decisions during 2019:

•	Annual Cash Incentive Bonus: Modified the program so that performance was measured 100% based on financial goals.

•

Long-term Incentive Program:    Increased the weighting of the CEO’s performance-based long-term incentives from 50% to 60%, adopted “double trigger” change in control vesting for equity awards and approved changes so that awards issued within one year of retirement will be forfeited.

Commercial Metals Company    2019 Proxy Statement    6

PROXY STATEMENT SUMMARY

Governance Highlights

Our commitment to good corporate governance is illustrated by the following practices:

•	Board independence (8 out of 9 directors are independent)

•	Diversity in Board composition (female and minority directors comprise over 44% of our Board)

•	Annual Board and committee self-assessments

•	Regular executive sessions of independent directors at Board and committee meetings

•	Mandatory retirement policy for directors

•	Risk oversight by Board and committees

•	Independent Lead Director

•	Independent audit, compensation, finance and nominating and corporate governance committees

•	Limits on other public company board service

•	Annual review of committee charters and Corporate Governance Guidelines

•	Majority voting with director resignation policy for uncontested elections

•	Sustainability Report issued every 2 years

•	Succession planning for senior leadership

•	Stockholder proxy access right

•	Stockholder right to call special meetings

•	Annual advisory approval of executive compensation

•	Non-employee director stock ownership guidelines require at least 5x annual cash retainer (currently $500,000)

Compensation Governance Practices

Following are highlights of CMC’s compensation governance framework, which the Compensation Committee believes reinforces our pay-for-performance philosophy:

What we do:

✓	Target total compensation at approximately the 50th percentile of Peer Data (as defined on page 35)

✓	Robust NEO stock ownership and retention guidelines

✓	Between 73% and 85% of NEO compensation is at risk

✓	At least 50% of long-term incentive awards are in the form of PSUs

✓	Double trigger vesting upon a change in control for new equity awards starting fiscal year 2019

✓	Double trigger for severance upon a change in control

✓	Terminate vesting upon retirement if less than one year after grant for new equity awards effective fiscal year 2019

✓	Multiple performance metrics and multi-year vesting timeframes, emphasizing net earnings, EBITDA, ROIC and relative TSR measures

✓	Limited perquisites

✓	Severance based on a multiple of salary only, excluding bonus opportunity

✓	Clawback policy

✓	Use independent executive compensation consultants

✓	Analyze risk when setting executive compensation

What we don’t do:

✗	No hedging, pledging or short sales of CMC stock

✗	No tax gross-up reimbursement payments to our executives

✗	No dividend equivalents on stock options

✗	No guaranteed incentive bonus payments
✗	No repricing of stock options without stockholder approval

✗	No acceleration of vesting upon retirement for new equity awards effective fiscal year 2019

Commercial Metals Company    2019 Proxy Statement    7

INFORMATION ABOUT THE MEETING AND VOTING

Q:	Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?

A:

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on November 25, 2019, we mailed a Notice Regarding the Availability of Proxy Materials to our stockholders of record and beneficial owners. The Notice explains how you may access the proxy materials on the Internet and how you may vote your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting printed materials included in the Notice. Our Board encourages you to take advantage of the availability of the proxy materials on the Internet.

Q:	Why did I receive these materials?

A:

These materials were provided to you because our Board is soliciting your proxy to vote at our Annual Meeting, and at any postponements or adjournments of the Annual Meeting. This proxy statement describes the matters on which you, as a stockholder, are entitled to vote. It also provides information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Q:	Why did my household receive only one copy of the Notice Regarding the Availability of Proxy Materials or proxy materials?

A:

In addition to furnishing proxy materials electronically, we take advantage of the SEC’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice Regarding the Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice Regarding the Availability of Proxy Materials or copy of our proxy materials, you may so request by contacting the Corporate Secretary of Commercial Metals Company at (214) 689-4300 or by mail to 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Corporate Secretary at the contact information shown above.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Only stockholders of record on November 18, 2019 are entitled to notice of and to attend and/or vote at the Annual Meeting or any postponements or adjournments of the Annual Meeting. Each share of our common stock is entitled to one vote for each director to be elected and one vote for each of the other matters to be voted on.

Q:	How can I vote my shares?

A:

You can vote your shares in one of two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may vote your shares by telephone or the Internet by following the instructions on the Notice Regarding the Availability of Proxy Materials. You may also vote your shares by requesting a printed copy of our proxy materials and by signing, dating and returning the proxy card that you will then receive. Each of these procedures is explained below. Even if you plan to attend the Annual Meeting, our Board recommends that you submit a proxy card in advance by telephone, Internet or mail. In this way, your shares of common stock will be voted as directed by you even if you are unable to attend the Annual Meeting.

Commercial Metals Company    2019 Proxy Statement    8

INFORMATION ABOUT THE MEETING AND VOTING

Q:	May I change my vote?

A:	Yes. You may change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by taking any of the following actions:

•	by giving written notice to the Corporate Secretary of Commercial Metals Company at 6565 North MacArthur Boulevard, Suite 800, Irving, Texas 75039;

•	by subsequently executing and delivering a new proxy; or

•	by voting in person at the Annual Meeting.

Q:	How many shares must be present to conduct the Annual Meeting?

A:

We must have a “quorum” to conduct the Annual Meeting. A quorum is a majority of the outstanding shares of common stock entitled to vote at the meeting, present in person or by proxy. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. On November 18, 2019, the record date for determining stockholders entitled to vote at the Annual Meeting, there were 118,649,865 shares of our common stock, par value $0.01 per share, outstanding, not including approximately 10,410,799 treasury shares. There were no shares of our preferred stock outstanding on November 18, 2019.

Q:	How do I vote if I cannot attend the Annual Meeting in person?

A:

By voting your shares by telephone or via the Internet by following the instructions on the Notice Regarding the Availability of Proxy Materials or, if you requested a printed copy of our proxy materials, by signing, dating and returning the proxy card you received, you will enable Barbara R. Smith, Paul J. Lawrence and Paul K. Kirkpatrick, each of whom is named on the proxy card as a “Proxy Holder,” to vote your shares at the Annual Meeting in the manner you indicate. When you vote your shares by proxy, you can specify whether your shares should be voted for or against each of the nominees for director identified in Proposal 1. You can also specify how you want your shares voted with respect to Proposals 2, 3 and 4 which are described elsewhere in this proxy statement.

Management of the Company is not aware of any matters other than those described in this proxy statement that may be presented for action at the Annual Meeting. If you vote by proxy and any other matters are properly presented at the Annual Meeting for consideration, the proxy holders will have discretion to vote for you on those matters.

Voting by Mail.    You can vote by mail by requesting a printed copy of our proxy materials and by signing, dating and returning the proxy card you will then receive in the postage-paid envelope provided.

Voting via the Internet.    You can vote your shares via the Internet by following the instructions provided on the Notice Regarding the Availability of Proxy Materials. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. Voting by Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

Voting by Telephone.    You can vote your shares by telephone by following the instructions provided on the Notice Regarding the Availability of Proxy Materials. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. Voting by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

Q:	May I vote in person at the Annual Meeting?

A:

Yes, you may vote your shares at the Annual Meeting if you attend in person and use a written ballot. However, if your shares are held in the name of a bank, broker, trust or other nominee, you must bring a legal proxy or other proof from that bank, broker, trust or other nominee granting you authority to vote your shares directly at the Annual Meeting. If you vote by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by proxy by telephone, Internet or mail as described in the Notice Regarding the Availability of Proxy Materials you previously received.

Commercial Metals Company    2019 Proxy Statement    9

INFORMATION ABOUT THE MEETING AND VOTING

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “stockholder of record” of those shares, and this proxy statement and any accompanying documents have been provided directly to you by CMC.

In contrast, if you purchased your shares through a bank, broker, trust or other nominee, the bank, broker, trust or other nominee will be the “stockholder of record” of those shares. Generally, when this occurs, the bank, broker, trust or other nominee will automatically put your shares into “street name,” which means that the bank, broker, trust or other nominee will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the real or “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and any accompanying documents have been forwarded to you by your bank, broker, trust or other holder of record.

Q:	What are broker non-votes?

A:

A broker non-vote occurs when a bank, broker, trust or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes are not counted as votes against a proposal or as abstentions, and will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal or the number of votes cast on a particular proposal. As described below, banks, brokers, trusts and other nominees will not have discretion to vote on the election of directors, the advisory vote on executive compensation or the approval of CMC’s 2013 Long-Term Equity Incentive Plan as amended and restated.

Q:	Will my shares be voted if I do not provide instructions to my bank, broker, trust or other nominee?

A:

If you are the beneficial owner of shares held in “street name” by a bank, broker, trust or other nominee, the bank, broker, trust or other nominee, as the record holder of the shares, is required to vote those shares in accordance with your instructions. Under applicable New York Stock Exchange (“NYSE”) rules, if you hold your shares through a bank, broker, trust or other nominee, and your bank, broker, trust or other nominee delivers this proxy statement to you, but you do not give instructions to the bank, broker, trust or other nominee, the bank, broker, trust or other nominee does not have the discretion to vote on the election of directors, the advisory vote on executive compensation or the approval of CMC’s 2013 Long-Term Equity Incentive Plan as amended and restated. THEREFORE, UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO THE BANK, BROKER, TRUST OR OTHER NOMINEE HOLDING SHARES ON YOUR BEHALF, THE BANK, BROKER, TRUST OR OTHER NOMINEE WILL NOT HAVE DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES ON THESE PROPOSALS. We strongly encourage you to vote your proxy or provide voting instructions to the bank, broker, trust or other nominee so that your vote on these matters will be counted.

Under NYSE rules, if you hold your shares through a bank, broker, trust or other nominee and your bank, broker, trust or other nominee delivers this proxy statement to you, but you do not give instructions to the bank, broker, trust or other nominee, the bank, broker, trust or other nominee will have the discretion to vote on the ratification of the appointment of Deloitte & Touche LLP.

Q:	What are the proposals and what is the required vote for each?

A: •

Proposal 1:    Election of Directors. In an uncontested election of directors, the affirmative vote of the holders of a majority of the votes cast is required for the election of each director nominee. A majority of the votes cast means that the number of shares voted “for” a nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes will not be counted as a vote cast either “for” or “against” a nominee’s election.

Pursuant to our Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who has a greater number of votes “against” his or her election than votes “for” such election

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INFORMATION ABOUT THE MEETING AND VOTING

(a “Majority Against Vote”) is required to promptly tender his or her resignation following certification of the stockholder vote. Such resignation will be effective only upon the acceptance thereof by the Board, and such director will continue in office until such resignation is accepted. The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) shall promptly consider the tendered resignation and a range of possible responses based on the circumstances, if known, that led to the election results and recommend to the Board whether to accept or reject the resignation offer or whether other action should be taken with respect thereto. The Board of Directors will act upon such recommendation(s) within 120 days following certification of the stockholder vote and shall promptly disclose its decision regarding whether to accept the director’s resignation offer.

Any director who tenders a resignation pursuant to our Corporate Governance Guidelines shall not participate in either the Nominating and Corporate Governance Committee’s deliberations or recommendation or the Board’s deliberations, in each case regarding whether to accept the resignation offer or take other action. If directors who have tendered resignations constitute a majority of the directors then in office, then, with respect to each tendered resignation, all directors, other than the director who tendered the particular resignation under consideration, may participate in the deliberations and action regarding whether to accept or reject the tendered resignation or to take other action with respect thereto.

•

Proposal 2:    Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt Proposal 2. An abstention on Proposal 2 will have the same effect as a vote against Proposal 2. Broker non-votes are not applicable to Proposal 2.

•

Proposal 3:    Advisory Vote on Executive Compensation. Proposal 3 is being submitted to enable stockholders to approve, on an advisory basis, the compensation of our named executive officers. The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt Proposal 3. An abstention on Proposal 3 will have the same effect as a vote against Proposal 3. A broker non-vote will not have any effect on Proposal 3 and will not be counted. Proposal 3 is an advisory vote only, and therefore it will not bind CMC or our Board. However, our Board and the Compensation Committee will consider the voting results, as appropriate, when making future decisions regarding executive compensation.

•

Proposal 4:     Approval of CMC’s 2013 Long-Term Equity Incentive Plan as amended and restated. The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt Proposal 4. An abstention on Proposal 4 will have the same effect as a vote against Proposal 4. A broker non-vote will not have any effect on Proposal 4 and will not be counted.

Q:	What are the recommendations of our Board?

A:	Our Board recommends that you vote:

•	FOR Proposal 1 – the election of the three nominees for director nominated by our Board and named in this proxy statement;

•	FOR Proposal 2 – the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020;

•	FOR Proposal 3 – the proposal to approve, on an advisory basis, the compensation of our named executive officers; and

•	FOR Proposal 4 – approval of the Company’s 2013 Long-Term Equity Incentive Plan as amended and restated.

Q:	Who will count the votes?

A:	Votes will be counted by one or more independent inspectors of election appointed by CMC for the Annual Meeting.

Commercial Metals Company    2019 Proxy Statement    11

INFORMATION ABOUT THE MEETING AND VOTING

Q:	What happens if the Annual Meeting is adjourned?

A:

If we adjourn the Annual Meeting, we will conduct the same business at the adjourned meeting, and our Board can decide to set a new record date for determining stockholders entitled to vote at the adjourned meeting, or decide to only allow the stockholders entitled to vote at the original meeting to vote at the adjourned meeting. According to CMC’s fourth amended and restated bylaws, when a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. However, if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally scheduled to take place, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, our Board will fix a new record date for notice of such adjourned meeting and will give notice of the adjourned meeting to each stockholder entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Q:	Whom can I contact if I have questions?

A:	If you have any questions about the Annual Meeting or how to vote your shares, please call the office of our General Counsel at (214) 689-4300.

Q:	Where can I find the voting results?

A:	We will report the voting results in a current report on Form 8-K filed with the SEC.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On the basis of filings with the SEC and other information, we believe that based on 118,649,865 shares of our common stock issued and outstanding as of November 18, 2019, the following persons beneficially owned more than five percent (5%) of our outstanding common stock:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1)	13,455,935	11.4%
55 East 52nd Street New York, NY 10055
The Vanguard Group(2)	11,821,653	10.02%
100 Vanguard Blvd. Malvern, PA 19355
Dimensional Fund Advisors LP(3)	9,779,350	8.31%
Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746
(1)

Based on the information provided pursuant to Amendment No. 10 to the Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 30, 2019 (the “Blackrock Schedule 13G”). BlackRock reported that, as of December 31, 2018, it had sole voting power with respect to 13,097,804 shares of common stock and sole dispositive power with respect to 13,455,935 shares of common stock. The BlackRock Schedule 13G states that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock and that no one person’s interest in the common stock is more than 5% of the total outstanding common shares.

(2)

Based on the information provided pursuant to Amendment No. 8 to the Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on May 10, 2019 (the “Vanguard Schedule 13G”). Vanguard reported that, as of April 30, 2019, it had sole voting power with respect to 113,234 shares of common stock, shared voting power with respect to 14,121 shares of common stock, sole dispositive power with respect to 11,705,852 shares of common stock, and shared dispositive power with respect to 115,801 shares of common stock. The Vanguard Schedule 13G states that no one person’s interest in the common stock is more than 5% of the total outstanding common shares.

(3)

Based on the information provided pursuant to Amendment No. 5 to the Schedule 13G filed by Dimensional Fund Advisors LP (“DFA”) with the SEC on February 8, 2019 (the “DFA Schedule 13G”). DFA reported that, as of December 31, 2018, it had sole voting power with respect to 9,647,355 shares of common stock and sole dispositive power with respect to 9,779,350 shares of common stock. The DFA Schedule 13G states that various funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock and that no one fund’s interest in the common stock is more than 5% of the total outstanding common shares.

Commercial Metals Company    2019 Proxy Statement    13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us about the beneficial ownership of our common stock as of November 18, 2019 by each director and nominee for director, our CEO, our Chief Financial Officer (“CFO”), the other executive officers included in the Summary Compensation Table, and all current directors and executive officers as a group based on 118,649,865 shares of our common stock issued and outstanding as of November 18, 2019. Unless stated otherwise in the notes to the table, each person named below has sole authority to vote and dispose of the shares listed.

Name	Owned Shares of Common Stock	Option Shares of Common Stock(1)	Total Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Director Nominees (excluding Ms. Smith)
Vicki L. Avril	47,478(2)	—	47,478	*
Rhys J. Best	82,043	—	82,043	*
Richard B. Kelson	70,365(3)	—	70,365	*
Rick J. Mills	105,230(4)	—	105,230	*
Sarah E. Raiss	76,303(5)	—	76,303	*
J. David Smith	87,481	—	87,481	*
Charles L. Szews	37,980	—	37,980	*
Joseph C. Winkler	58,293	—	58,293	*
Named Executive Officers
Barbara R. Smith	433,685(6)	—	433,685	*
Tracy L. Porter	289,405	—	289,405	*
Paul K. Kirkpatrick	116,436	—	116,436	*
Paul J. Lawrence	18,257	—	18,257
All directors, director nominees and executive officers as a group (13 persons)	1,446,603(7)	0	1,446,603	1.2%
*	Less than one percent (1%)
(1)	Represents shares subject to options exercisable within 60 days of November 18, 2019.
(2)	Includes 25,510 deferred restricted stock units (“RSUs”) that Ms. Avril has elected to have distributed not more than 60 days immediately following termination of service.
(3)	Includes 58,555 deferred RSUs that Mr. Kelson has elected to have distributed not more than 60 days immediately following termination of service.
(4)	Includes 91,313 deferred RSUs that Mr. Mills has elected to have distributed not more than 60 days immediately following termination of service.
(5)	Includes 14,806 deferred RSUs that Ms. Raiss has elected to have distributed not more than 60 days immediately following termination of service and 6,301 RSUs vesting on January 8, 2020.
(6)	Includes 6,970 RSUs vesting on January 11, 2020.
(7)	Includes 13,271 RSUs vesting within 60 days of November 18, 2019 and 190,184 deferred RSUs to be distributed not more than 60 days immediately following termination of service.

Commercial Metals Company    2019 Proxy Statement    14

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about our Board and the Nominees

Our restated certificate of incorporation divides our Board into three classes. The Board currently consists of 9 directors with three directors in each of Classes I, II and III.

The term of office of the Class I directors expires at the Annual Meeting. There are three Class I nominees standing for election at the Annual Meeting. The term of the Class I directors elected at the Annual Meeting ends at the 2023 annual meeting of stockholders. The term of the Class II directors ends at the 2021 annual meeting of stockholders, and the term of the Class III directors ends at the 2022 annual meeting of stockholders.

Proxies cannot be voted for the election of more than three persons to our Board at the Annual Meeting.

Each nominee named in this proxy statement has consented to being named in this proxy statement and to serve if elected. If any nominee is unable to serve or for good cause will not serve, the shares represented by the proxies will be voted for the person, if any, designated by our Board to replace such nominee. However, CMC has no reason to believe that any nominee will be unavailable. All of the director nominees, as well as the continuing directors, plan to attend this year’s Annual Meeting.

New Director to Join Class III

In connection with our Board’s succession planning, the Nominating and Corporate Governance Committee initiated a search process to select qualified director candidates. The Nominating and Corporate Governance Committee took into account many factors including, but not limited to, requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of our Company as a large globally-operated, publicly-traded company in today’s business environment; each candidate’s understanding of the Company’s businesses and the metals industry and markets; the individual’s professional expertise and educational background; the individual’s ethics, integrity, values, inquisitive and objective perspectives, practical wisdom, judgment and availability; and other factors that promote diversity of thought, views and experience.

Selected candidates were evaluated and interviewed through a series of meetings with directors and executive management. The Nominating and Corporate Governance Committee evaluated potential candidates in the context of our Board as a whole, with the objective of recommending a director candidate that would be the most likely to achieve the success of the business and represent stockholder interests through the exercise of sound judgment. A background review of the ultimate candidate was conducted by an independent professional agency specializing in the performance of such background reviews.

As a result of this process, the Nominating and Corporate Governance Committee selected Lisa M. Barton from a slate of qualified candidates for election to our Board, and recommended her to our Board for appointment. On October 22, 2019, our Board voted to increase the size of our Board from nine persons to 10 persons (and to increase the size of Class III from three to four directors), and our Board appointed Ms. Barton as a Class III director, each effective immediately prior to the Annual Meeting.

The following table sets forth information about the nominees and the continuing directors.

Commercial Metals Company    2019 Proxy Statement    15

PROPOSAL 1 — ELECTION OF DIRECTORS

Director Nominees

Class I – Term to Expire in 2023

Vicki L. Avril

From 2008 to 2013, Ms. Avril served as President and CEO of IPSCO Tubulars, Inc., a manufacturer of tubular products. Ms. Avril served in various capacities at IPSCO Inc. from 2004 to 2007, including Senior Vice President, IPSCO Tubular Operations, Senior Vice President and CFO. She served as Senior Vice President and CFO of Wallace Computer Services, Inc. from 2001 to 2003. Prior thereto, Ms. Avril served in a variety of roles at Inland Steel Industries Inc. from 1976 to 1998 before being named Vice President Finance and CFO in 1998.

Other Current Public Directorships

• Greif, Inc.

• Finning International, Inc.

Former Public Directorships

• Global Brass and Copper Holdings, Inc.

Retired – Former President and CEO of IPSCO Tubulars, Inc. Age Director Since 65 2014 Committees • Compensation • Nominating and Corporate Governance

Qualifications

Ms. Avril brings to the Board extensive management and leadership experience in the metals, distribution and manufacturing industries. This includes vast experience in both the fully integrated and the scrap-based electric arc furnace steel industry. Ms. Avril has strong business acumen with substantial expertise in mergers and acquisitions, strategy, restructuring, finance and accounting through her experience as CEO and CFO for various public companies. Ms. Avril is currently a director of two other publicly traded manufacturing companies. In addition, she is a 2017 NACD Governance Fellow.

Sarah E. Raiss

Ms. Raiss was employed by TransCanada Corporation, a North American energy infrastructure company, from 1999 to 2011, most recently serving as Executive Vice President, Corporate Services, from 2002 to 2011. Prior to joining TransCanada, Ms. Raiss served in various engineering, operations, strategic planning and marketing positions in the telecommunications industry at Ameritech Corporation and its subsidiary, Michigan Bell.

Other Current Public Directorships

• Loblaw Companies

• Ritchie Brothers

Former Public Directorships

• Vermillion Energy

• Canadian Oil Sands Ltd.

• MicroPlanet Technologies Corporation, a TSX Venture Exchange Company

• Shoppers Drug Mart

Retired – Former Executive Vice President, Corporate Services, TransCanada Corporation Age Director Since 62 2011 Committees • Compensation • Nominating and Corporate Governance (Chair)

Qualifications

Ms. Raiss brings to the Board strong business acumen and business management experience, as well as functional expertise in strategic planning, merger integration, human resources and corporate governance, all gained through her management and board experiences at significant industrial enterprises. Her service as Executive Vice President, Corporate Services of TransCanada Corporation and director of various publicly traded companies provide our Board with additional perspective on corporate strategy and opportunities for current and future operations. In addition, Ms. Raiss has received an Institute of Corporate Directors professional designation and was recognized on the 2015 NACD Directorship 100 list.

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PROPOSAL 1 — ELECTION OF DIRECTORS

J. David Smith

Mr. Smith served as Chairman, President and CEO of Euramax International, Inc., an international producer of aluminum, steel, vinyl, copper and fiberglass products for construction and transportation markets, from 1996 to 2008. In 2011, Mr. Smith served as Interim CEO of Nortek, Inc., an international producer of building products, HVAC systems, ergonomic furniture systems and security systems. Prior thereto, he served as President of Alumax Fabricated Products, Inc. from 1989 to 1996, and held numerous senior operating roles in its predecessor companies from 1972 to 1989.

Other Current Public Directorships

• Gypsum Management and Supply, Inc.

• BlueLinx, Inc.

• Select Interior Concepts

Former Public Directorships

• Non-executive Chairman of Nortek, Inc.

Retired – Former Chairman, President and CEO, Euramax International, Inc.; currently serving as non-executive Chairman of Select Interior Concepts

Age                Director Since

70                   2004

Committees

• Audit

• Finance (Chair)

Qualifications

Mr. Smith brings to the Board managerial and operational expertise gained through his broad experience in managing and leading a significant industrial and manufacturing enterprise. His service as the Chairman, President and CEO of Euramax International, Inc. provides our Board with additional international and strategic perspectives. Mr. Smith’s interim leadership position at Nortek, as well as his service on Nortek’s board, have provided him with valuable management, governance and leadership experience that he brings to our Board. In addition, his service on several boards of international companies provides him with international experience and enables him to make valuable contributions to our international growth strategies.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Directors Continuing in Office

Class II – Term to Expire in 2021

Rick J. Mills

Mr. Mills served as the Corporate Vice-President and President of Components Group of Cummins, Inc., a manufacturer of service engines and related technologies, from 2005 to 2008. Mr. Mills spent over 37 years with Cummins, serving in a variety of financial roles before being named Vice President and General Manager of Atlas, Inc., a former Cummins business that manufactured engine components, in 1988. He then served as President of Atlas, Inc. from 1990 to 1993, Vice President of the Pacific Rim and Latin America operations for Cummins Filtration (formerly Fleetguard Inc.) from 1993 to 1996, Corporate Controller of Cummins, Inc. from 1996 to 2000 and Vice President and Group President of Filtration of Cummins, Inc. from 2000 to 2005.

Other Current Public Directorships

• Flowserve Corporation

Former Public Directorships

• Gerdau Ameristeel

• Rohm and Haas Company

• Masonite International Corporation

Retired – Former Corporate Vice-President and President of Components Group of Cummins, Inc. Age Director Since 72 2012 Committees • Audit (Chair) • Nominating and Corporate Governance

Qualifications

Mr. Mills brings to the Board significant leadership, operational and strategic experience gained in his 37 years at Cummins, Inc. in a variety of financial, managerial and executive positions. Mr. Mills has significant international experience from his leadership roles of the Pacific Rim and Latin America operations at Cummins, Inc., which provides the Board valuable insight into CMC’s international operations and strategy. In addition, Mr. Mills’ experience as a director of an international manufacturer and an international steel producer and recycler brings valuable corporate leadership and strategy development knowledge to our Board.

Barbara R. Smith

Ms. Smith was appointed President and CEO of CMC in September 2017 and Chairman of the Board in January 2018. Prior thereto, Ms. Smith served as CMC’s President and Chief Operating Officer (“COO”) from January 2017 to September 2017, COO from January 2016 to January 2017, and Senior Vice President and Chief Financial Officer from May 2011 to January 2016. Prior to joining CMC, Ms. Smith served as Vice President and Chief Financial Officer of Gerdau Ameristeel Corporation, a mini mill steel producer, from July 2007 to May 2011, after joining Gerdau Ameristeel as Treasurer in July 2006. From February 2005 to July 2006, she served as Senior Vice President and Chief Financial Officer of FARO Technologies, Inc., a developer and manufacturer of 3-D measurement and imaging systems. From 1981 to 2005, Ms. Smith was employed by Alcoa Inc., a producer of primary aluminum, fabricated aluminum and alumina, where she held a variety of financial leadership positions.

Other Current Public Directorships

• Comerica Incorporated

Former Public Directorships

• Mineral Technologies, Inc.

Chairman, President and CEO of Commercial Metals Company Age Director Since 60 2017

Qualifications

As our President and CEO, Ms. Smith has in-depth knowledge of CMC’s business, strategy, operations and financial position, which enables her to provide important contributions to strengthen CMC’s leadership, operations, strategy, growth and long-range plans. Ms. Smith has a significant level of financial expertise, as well as extensive operational and strategic experience developed during her tenure at CMC and other international organizations. She also brings to the Board over 37 years of domestic and international manufacturing experience, virtually all of which was spent in the metals and mining industries. Ms. Smith’s role as Chairman, President and CEO enables her to facilitate effective communication between management and the Board.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Joseph Winkler

Mr. Winkler served as the Chairman and CEO of Complete Production Services, Inc., an oilfield services provider, from March 2007 to February 2012. Prior thereto, Mr. Winkler served as President and CEO of Complete Production Services, Inc. from March 2005 to March 2007. Prior to joining Complete Production Services, Inc., Mr. Winkler was an executive for National Oilwell Varco and several of its predecessor entities from April 1996 to March 2005. Mr. Winkler currently serves as our Lead Director.

Other Current Public Directorships

• Hi-Crush Partners LP

• TETRA Technologies, Inc.

Former Public Directorships

• Dresser-Rand Group Inc.

• Eclipse Resources

Retired – Former Chairman and CEO of Complete Production Services, Inc. Age Director Since 68 2012 Committees • Compensation • Finance

Qualifications

Mr. Winkler brings to the Board significant leadership, operational and strategic experience gained from his service as Chairman and CEO of Complete Production Services, Inc. and his executive experience at National Oilwell Varco and its predecessors. His public-company board of directors service provides our Board with valuable corporate leadership, governance and strategy development knowledge.

Class III – Term to Expire in 2022

Rhys J. Best

Mr. Best has been engaged in private investments since June 2007. From 1999 until June 2004, Mr. Best served as Chairman, President and CEO of Lone Star Technologies, Inc., a company engaged in producing and marketing casing, tubing, line pipe and couplings for the oil and gas, industrial, automotive and power generation industries until its acquisition by United States Steel Corporation in June 2007, and from June 2004 to June 2007, Mr. Best served as Chairman and CEO of Lone Star Technologies, Inc.

Other Current Public Directorships

• Cabot Oil & Gas Corporation

• Arcosa, Inc.

• MRC Global, Inc.

Former Public Directorships

• Trinity Industries, Inc.

• Non-executive Chairman of Crosstex Energy (now EnLink Midstream)

Retired – Former Chairman, President and CEO of Lone Star Technologies, Inc.; currently serving as non-executive Chairman of Arcosa, Inc. and MRC Global Inc.

Age                Director Since

73                   2010

Committees

• Audit

• Nominating and Corporate Governance

Qualifications

Mr. Best brings to the Board chief executive leadership and business management experience, as well as strong business acumen and financial and strategic planning expertise. His service on the boards of directors of other publicly traded companies provides our Board with a broad perspective and experience in the areas of management, operations and strategy, as well as additional perspective on CMC’s operations, including its international operations and steel manufacturing. In 2014, Mr. Best was selected as 2014 Director of the Year by the National Association of Corporate Directors (“NACD”), and he is a 2017 NACD Board Leadership Fellow.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Richard B. Kelson

Since July 2009, Mr. Kelson has been the Chairman, President and CEO of ServCo, LLC, a strategic sourcing company. Mr. Kelson was an operating advisor of Pegasus Capital, a private equity investment firm, from September 2006 to March 2010. From 1974 to August 2006, Mr. Kelson served in a variety of capacities at Alcoa Inc., a producer of primary aluminum, fabricated aluminum and alumina, including Chairman’s Counsel from January 2006 to August 2006, Executive Vice President and CFO from 1997 to 2005, and Executive Vice President, Environmental Health and Safety, and General Counsel from 1994 to 1997.

Other Current Public Directorships

• PNC Financial Services Group, Inc.

• Ingevity

Former Public Directorships

• Lighting Science Group Corporation

• MeadWestvaco

• ANADIGICS, Inc.

Chairman, President and CEO of ServCo, LLC; currently serving as non-executive Chairman of Ingevity Age Director Since 73 2010 Committees • Compensation (Chair) • Finance

Qualifications

Mr. Kelson brings significant financial and business knowledge and leadership experience to the Board. His past service provides our Board with valuable contributions in the areas of mergers and acquisitions, capital deployment and other major financial decisions. His service as a leader of a global integrated aluminum manufacturer provides additional perspective on CMC’s global industrial and manufacturing operations. His service on the boards of directors of other publicly traded companies provides our Board with a broad perspective and experience in the areas of management, operations and strategy.

Charles L. Szews

From 2012 to 2015, Mr. Szews served as CEO of Oshkosh Corporation, a designer, manufacturer and marketer of specialty vehicles and vehicle bodies. Mr. Szews served in various capacities at Oshkosh, including as President and CEO from 2011 to 2012, as President and COO from 2007 to 2011 and as Executive Vice President and CFO from 1997 to 2007. Prior to joining Oshkosh, Mr. Szews held a series of executive positions with Fort Howard Corporation for eight years. Prior to Fort Howard Corporation, Mr. Szews was an auditor with Ernst & Young serving in various offices and capacities over a ten-year period.

Other Current Public Directorships

• Valaris plc

• Group 1 Automotive, Inc.

• Allegion plc

Former Public Directorships

• Oshkosh Corporation

• Gardner Denver, Inc.

• Rowan Companies plc

Retired – Former CEO of Oshkosh Corporation Age Director Since 63 2014 Committees • Audit • Finance

Qualifications

As the former CEO of a large publicly traded corporation, Mr. Szews brings to the Board chief executive leadership experience, as well as extensive financial, audit, operational, strategic planning, and mergers and acquisition experience gained from serving in a variety of roles throughout his career. Mr. Szews’ previous and current board positions on other publicly traded companies have provided him with many years of audit committee experience, including as chair. In addition, he brings vast experience in manufacturing, technology and international markets that will provide knowledge and insight into our Company’s global operations.

Commercial Metals Company    2019 Proxy Statement    20

PROPOSAL 1 — ELECTION OF DIRECTORS

Lisa M. Barton

Since January 1, 2019, Ms. Barton has served as Executive Vice President – Utilities for American Electric Power Company, Inc. (“AEP”), one of the largest electric energy companies in the U.S. From 2011 through 2018, Ms. Barton served as Executive Vice President – AEP Transmission for AEP. During her tenure at AEP, she established AEP Transmission Holding Company and its affiliates, oversaw transmission operations, and grew and managed an $18 billion asset base. Prior to joining AEP, Ms. Barton worked for Northeast Utilities, Ransmeier and Spellman and Strategic Energy LLC.

Executive Vice President – Utilities, American Electric Power Co., Inc. Age Director Since 54 * Committees • Finance*

Qualifications

Ms. Barton brings to the Board extensive business knowledge and strong leadership, managerial and strategic experience gained through her various roles at AEP. Her experience as an executive of a publicly traded company provides our Board with experience in the areas of financial planning and oversight, leadership, business planning and operations, financial and risk management, safety management systems, customer and regulatory matters and strategic planning. Ms. Barton’s active participation in national forums on the subject of energy policy and her knowledge of cyber and physical security matters provides our Board with valuable insight into these areas as well.

*	Ms. Barton’s appointment will be effective immediately prior to the Annual Meeting.

There is no family relationship between any of the directors, executive officers, or any nominee for director.

Vote Required

Directors are elected by majority vote, and cumulative voting is not permitted.

Our Board recommends a vote FOR the election of the nominees for director named above: Vicki L. Avril, Sarah E. Raiss and J. David Smith.

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

Corporate Governance Practices.    Because corporate governance practices evolve over time, our Board reviews and approves our Corporate Governance Guidelines, committee charters and other governance policies at least once a year and updates them as necessary and appropriate. Our Board is guided by our Corporate Governance Guidelines, which addresses director responsibilities, director access to management, director orientation and continuing education, director retirement and the annual performance evaluations of the Board and its committees. The Corporate Governance Guidelines also direct that the Nominating and Corporate Governance Committee consider the periodic rotation of committee members and committee chairs as a means of introducing fresh perspectives and broadening and diversifying the views and experience represented on the committees of our Board.

Director Independence.    Our Board has determined, after considering all of the relevant facts and circumstances, that Mses. Avril, Raiss and Barton and Messrs. Best, Kelson, Mills, Smith, Szews and Winkler are independent, as “independent” is defined by the listing standards of the NYSE, because they have no direct or indirect material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) that would cause the independence requirements of the NYSE listing standards not to be satisfied.

Board Leadership Structure.    Ms. Smith serves as the Chairman of the Board, President and CEO of the Company. Our Board has concluded that combining the roles of CEO and Chairman of the Board is the most effective leadership structure for CMC at the present time as it promotes unified leadership and direction for CMC, allowing for a single, clear focus for management to execute CMC’s strategy and business plans. The combination of the Chairman and CEO roles is balanced by the appointment of a Lead Director, as well as the majority of our Board being comprised of independent directors. As discussed further below, the Lead Director is responsible for providing leadership to our Board when circumstances arise in which the joint role of the Chairman and CEO may be, or may be perceived to be, in conflict. The Lead Director also presides over those Board sessions that are attended only by independent directors. Our Board believes that having a Lead Director as part of its leadership structure promotes greater management accountability and ensures that directors have an independent contact on matters of concern to them.

Lead Director.    When considered appropriate, our corporate governance guidelines permit the designation of a Lead Director by the majority vote of independent directors. Effective January 9, 2019, the independent directors designated Mr. Winkler as Lead Director to serve a four year term. The responsibilities of the Lead Director include:

•	convening and presiding over executive sessions attended only by independent and non-employee directors;

•	communicating to the CEO the substance of discussions held during those sessions to the extent requested by the participants;

•	serving as a liaison between the Chairman of the Board and our Board’s independent directors on sensitive issues and otherwise when appropriate;

•	consulting with the Chairman of the Board on meeting schedules and agendas;

•	consulting with the Chairman of the Board regarding materials to be sent to our Board;

•	consulting with the Chairman of the Board to assure the effectiveness of our Board meeting process;

•	presiding at meetings of our Board in the event of the Chairman of the Board’s absence;

•	leading the Board’s annual evaluation of the Chairman of the Board and the CEO;

•	monitoring and coordinating with management on corporate governance issues and developments; and

•	being available to advise committee chairpersons in fulfilling their designated roles and responsibilities to the Board.

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

The Lead Director is also available to receive direct communications from stockholders through Board approved procedures and may periodically, as directed by our Board, be asked to speak for CMC or perform other responsibilities.

Board’s Role in Risk Oversight.    Management is principally responsible for defining, identifying and assessing the various risks facing CMC, formulating enterprise risk management policies and procedures and managing our risk exposures on a day-to-day basis. Our Risk Committee, comprised of the members of our executive leadership team, directs this process. The Board is responsible for overseeing our risk management processes.

Enterprise risks are identified and prioritized by the Risk Committee, and each risk is assigned by the Board to a Board committee or the full Board for oversight, depending on the nature of the risk. The Risk Committee provides an annual risk assessment, with periodic updates as appropriate, to the Board or the applicable Board committee, and the Board or Board committee, as the case may be, assesses the risks and reviews options for risk mitigation presented by the Risk Committee, which includes determining a response strategy and monitoring progress on those strategies. The following shows the allocation of risk oversight among the Board and its committees:

Full Board

Significant strategic and business risks are monitored by the full Board

Audit Committee	Finance Committee	Compensation Committee	Nominating and Corporate Governance Committee

Oversees the management of risks relating to the integrity of financial reporting, business interruption and cybersecurity, and compliance with legal and regulatory requirements	Oversees the management of risks relating to capital allocation and liquidity	Oversees the management of risks relating to attracting, compensating and retaining key employees	Oversees the management of risks associated with corporate governance

As part of our risk assessment process, the Board or an applicable Board committee also receives presentations throughout the year from management regarding specific potential risks and trends as necessary. Annually, the Finance Committee and the full Board review the Company’s strategic business plans, which includes evaluating the competitive, technological, economic and other risks associated with these plans. We believe that the practices described above facilitate effective Board oversight of our significant risks.

Corporate Governance Guidelines and Code of Ethics.    Our Board has adopted Corporate Governance Guidelines, which reflect the principles by which we operate. When appropriate, the Nominating and Corporate Governance Committee and our Board review and revise our Corporate Governance Guidelines in response to regulatory requirements and evolving leading practices for similarly situated companies. We have also adopted a Code of Conduct and Business Ethics (the “Code of Conduct”), which applies to all of our directors, officers and employees. In addition, we have adopted a separate Financial Code of Ethics, which is applicable to our CEO, CFO, Corporate Controller, any person who may function as a Chief Accounting Officer or persons performing similar functions. We intend to post any amendments to or waivers from our Financial Code of Ethics and our Code of Conduct on our website to the extent applicable to our CEO, CFO, Corporate Controller, any person who may function as a Chief Accounting Officer or persons performing similar functions. Our Corporate Governance Guidelines, the Code of Conduct, the Financial Code of Ethics and other information are available at our website, www.cmc.com under the Corporate Governance section, and such information is available in print to any

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

stockholder, without charge, upon request to Commercial Metals Company, 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039, Attention: Corporate Secretary, or by calling (214) 689-4300.

Annual Board Evaluations.    Each year, the Nominating and Corporate Governance Committee and the Lead Director lead the Board through two evaluations: a Board self-evaluation and committee self-evaluations, which include an evaluation of our Lead Director and committee chairpersons. As part of the evaluation process, the Chairman of the Nominating and Corporate Governance Committee meets with each director individually. Through this process, directors provide feedback, assess performance, and identify areas where improvement can be made. We believe this approach supports the Board’s effectiveness and continuous improvement.

Management Succession Planning.    Our Board plays an integral oversight role in talent development by recognizing the importance of succession planning for the CEO and other key employees at CMC. Our executive leadership team, led by our Vice President of Human Resources, annually presents to the Board a review of executive and senior management, including a discussion of those employees who are considered to be potential successors to executive and senior level positions with regard to their readiness and development opportunities. In addition, our Nominating and Corporate Governance Committee annually reviews and adopts an emergency succession plan for the CEO.

Communications by Stockholders and Other Interested Parties.    Stockholders and other interested parties may communicate with the Lead Director or any of the non-employee and independent directors by submitting a letter addressed to their individual attention or to the attention of non-employee directors c/o Corporate Secretary at P.O. Box 1046, Dallas, Texas 75221.

Meetings of Our Board.    In fiscal year 2019, the entire Board met six times, all of which were regularly scheduled meetings. All directors attended at least seventy-five percent (75%) or more of the meetings of our Board and of the committees on which they served. We expect all directors and nominees to attend the Annual Meeting. All directors attended the 2019 annual meeting of stockholders.

Executive Sessions.    As required by the NYSE listing standards, non-employee and independent directors regularly schedule executive sessions of our Board and its committees in which they meet without the presence of employee directors or management. The presiding director at such executive sessions is the Lead Director. In fiscal year 2019, the non-employee directors, which include all members of our Board other than Ms. Smith, held five non-employee director sessions in connection with Board meetings and no stand-alone meetings.

Sustainability and Corporate Responsibility.    CMC is committed to operating sustainably and being a good corporate citizen for the benefit of our investors, customers, employees and the communities in which we live and work. We believe operating CMC in a responsible, sustainable way is simply the right thing to do. We also believe it contributes to the success of our business.

We pursue sustainability through four focus areas, which are aligned with our current operations and growth strategy:

1.

Environmental Stewardship, by using resources efficiently, including promoting the recycling and reuse of ferrous and nonferrous metals, and continually striving to reduce the environmental impacts of our operations.

2.	Valuing our People, by making safety a top priority and fostering a diverse and inclusive work environment that provides opportunities for training, development and advancement.

3.	Contributing to Communities, by making investments that strengthen local economies and support the causes in which our people believe.

4.

Customer Service & Product Responsibility, by listening to our customers, training our people and providing quality products and materials that have been manufactured in a socially and environmentally responsible manner.

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

CMC’s business is inherently sustainable. As a vertically integrated organization, we purchase and process scrap metal, melt the recycled metal into new steel in our state-of-the-art electric arc furnaces, roll the new steel into finished products in our rolling mills, and fabricate the finished products into lengths to be used in products that support manufacturing and build buildings and infrastructure in the regions we participate in. Our operations encompass the entire life cycle of steel from initial production to use to recycling to reuse.

CMC issued its third bi-annual Sustainability Report in October 2019. Our most recent Sustainability Report is available on our website at www.cmc.com. The following are some highlights from our most recent Sustainability Report:

•	We lead the industry by exclusively using state-of-the-art electric arc furnaces (EAFs), which, among other things, consume less energy than traditional blast furnaces. The energy intensity required to produce CMC products is 83% less than the global industry average.

•	By using steel scrap as our primary raw material, we consume fewer resources compared to operations that use natural resources like mined iron ore. For every ton of steel recycled, we conserve 2,500 pounds of iron ore, 1,400 pounds of coal and 120 pounds of limestone.
•	The amount of recycled materials in our manufactured finished steel has historically averaged over 95%.

•	Our micro and mini mill steelmaking processes release 58% less greenhouse gas (carbon equivalent units) emissions than the global industry average.

•	Our use of recycled and/or re-used water has historically been greater than 95%.

•	Our vertically integrated manufacturing processes have historically saved over 215,000,000 cubic feet of landfill space annually.

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

•	We are an active member and supporter of the efforts of the United States Green Building Council in the Leadership in Energy and Environmental Design (LEED®) initiative.

•	Since 2012, we have participated in the U.S. Department of Energy’s “Better Buildings, Better Plants Program”, a national effort focused on driving significant improvements in energy efficiency across U.S. industry. Since joining, we have made great strides towards our goal of reducing the energy intensity of our operations by 25% by 2023.

•	In fiscal year 2019, we had 86 locations with zero safety incidents.

•	In fiscal year 2018, we commissioned our second technologically advanced EAF micro mill in Durant, Oklahoma, which utilizes a unique continuous-continuous manufacturing process that results in higher yields and lower energy consumption than the traditional mini mill process.
•	In 2018, we opened a new downstream separation facility in Lexington, South Carolina, which allows us to maximize the recovery of nonferrous metals and reduce residual waste streams.

•	The Salt River Project Agricultural and Power District (SRP), the third largest public power utility in the U.S., recently named our micro mill in Mesa, Arizona as the winner of the SRP Champions of Energy Efficiency – Peak Savings Award for delivering the highest peak demand energy savings in 2018.

•	Of our nine current Board members, three are women and one is a minority. In fiscal year 2019, women comprised 40% of our executive leadership team.

Identifying Emerging Sustainability Issues.    By identifying and proactively addressing sustainability risks and opportunities, CMC protects and creates value for its stockholders, employees, customers and society as a whole. For information regarding the role of CMC’s Risk Management Committee in identifying and assessing emerging sustainability issues, please see page 23 of this proxy statement. We also identify emerging sustainability issues through our membership and active participation in several industry association committees focused on topics of safety, health and environmental stewardship.

Board Committees

We have four standing board committees (collectively, the “Committees”): Audit, Compensation, Nominating and Corporate Governance and Finance, the principal responsibilities of which are described below. All committee charters are available at our website, www.cmc.com.

Significant Committee Functions

Audit Committee

Our Board has a standing Audit Committee that performs the activities more fully described in the Audit Committee Report on page 64. Ms. Avril and Mr. Kelson served on the Audit Committee through January 9, 2019, when they each were appointed to the Compensation Committee. All members of the Audit Committee are financially literate under NYSE standards.

Members Mr. Mills (Chair) Mr. Best Mr. Smith Mr. Szews Meetings in 2019: 7 • All members are independent

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

Compensation Committee

Our Board has a standing Compensation Committee that is responsible for the matters described in the Compensation Committee’s charter, including (i) annually reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, (ii) evaluating the performance of the CEO and the other executive officers in light of those goals and objectives and (iii) determining and approving the CEO’s compensation based on this evaluation as well as setting the compensation of the other executive officers following a review with the CEO of the CEO’s evaluation, recommendations and decisions as to the performance and compensation of the other executive officers.

Members Mr. Kelson (Chair) Ms. Avril Ms. Raiss Mr. Winkler Meetings in 2019: 8 • All members are independent

Additional responsibilities of the Compensation Committee are:

•  assisting our Board in the discharge of its responsibilities relating to the establishment, administration and monitoring of fair and competitive compensation and benefits programs for our executive officers and other executives;

•  making recommendations to our Board with respect to incentive compensation plans, equity based plans and other compensation and benefits programs;

•  administering CMC’s incentive compensation, stock option, and other equity-based plans; and

•  reviewing and making recommendations to our Board regarding any employment, severance, change in control or separation agreement, or any deferred compensation arrangement, to be entered into with any executive officer.

Messrs. Best and Smith served on the Compensation Committee through January 9, 2019, when they each were appointed to the Audit Committee.

For a further discussion of the Compensation Committee’s role in executive officer compensation, the role of executive officers in determining or recommending the amount or form of executive compensation and the Compensation Committee’s engagement and use of independent third-party compensation consultants, please see the “Compensation Discussion and Analysis” section of this proxy statement.

Nominating and Corporate Governance Committee

Our Board has a standing Nominating and Corporate Governance Committee that is responsible for the matters described in the Nominating and Corporate Governance Committee’s charter, including:

•  identifying and making recommendations as to individuals qualified to be nominated for election to our Board and Committees;

•  monitoring developments in corporate governance matters and overseeing compliance with statutes, rules and regulations relating thereto, including reviewing, assessing and making recommendations to our Board with respect to our corporate governance guidelines;

•  overseeing the annual self-evaluation of the performance of our Board, Committees and management;

•  overseeing and recommending compensation of non-employee directors;

•  reviewing and overseeing director orientation and continuing education; and

Members Ms. Raiss (Chair) Ms. Avril Mr. Best Mr. Mills Meetings in 2019: 4 • All members are independent

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

•  annually reviewing the charters of each committee of the Board, including the charter of the Nominating and Corporate Governance Committee.

Mr. Kelson served on the Nominating and Corporate Governance Committee through January 9, 2019, when he was appointed to the Finance Committee.

Finance Committee

Our Board has established a standing Finance Committee that is responsible for the matters described in the Finance Committee’s charter, including:

•  reviewing and approving or recommending to our Board, as appropriate, potential strategic transactions including mergers, acquisitions, divestitures and major capital expenditures, as well as conducting post-transaction reviews and analysis;

•  reviewing and making recommendations to our Board with respect to the Company’s annual operating and capital expenditure plan;

•  reviewing and making recommendations to our Board with respect to CMC’s cash position, capital structure and strategies, financing strategies, debt arrangements and insurance coverage matters; and

•  reviewing and making recommendations to our Board with respect to CMC’s dividend policy, stock splits and stock repurchases, debt arrangements, and the issuances, as appropriate, of debt or equity securities.

Mr. Mills served on the Finance Committee through January 9, 2019, when he was appointed to the Nominating and Corporate Governance Committee. Ms. Barton will join the Finance Committee immediately prior to the Annual Meeting.

Members Mr. Smith (Chair) Mr. Kelson Mr. Szews Mr. Winkler Meetings in 2019: 6 • All members are independent

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating nominees for directors. The Board, after considering the recommendation of the Nominating and Corporate Governance Committee, proposes a slate of nominees to the stockholders for election to the Board. For information on how to submit a candidate for consideration, please see “2021 Annual Meeting and Stockholder Proposals.”

Director Qualifications and Attributes

Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of stockholders. Director candidates must also have an inquisitive and objective perspective, practical wisdom and mature judgment. In addition to considering these qualifications, the Nominating and Corporate Governance Committee will consider such relevant factors as it deems appropriate, including the current composition of our Board, the evaluations of other prospective nominees, and the need for any required expertise on our Board or one of its Committees. Dedication of sufficient time, energy and attention to ensure diligent and effective performance of their duties is expected of directors. Directors may not serve on the board of directors of more than five other publicly traded companies. Directors should be committed to serve on our Board for an extended period of time, if elected by stockholders.

Board Diversity

When evaluating candidates, the Nominating and Corporate Governance Committee also considers factors that promote and advance diversity among the members of our Board. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, the Nominating and Corporate Governance Committee considers a number of factors regarding diversity of personal and professional backgrounds (both domestic and international), national origins, specialized skills and acumen, racial and gender diversity, and breadth of experience in industry, manufacturing, financing transactions and business combinations.

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CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS

Our Board currently includes three women and one African American. In 2018, we were recognized by the National Diversity Council as a “Top 25 Company for Diversity in Texas”. This award recognizes organizations for women and minority representation in executive leadership and on boards of directors. Texas Diversity Magazine selected Ms. Smith as a recipient of the 2018 Dallas Power 50 Award, which recognizes women in executive leadership roles that have demonstrated significant contributions to the business growth and strategic direction of their respective organizations and have proven records of innovation and accomplishments in their area of expertise. Also in 2018, Mr. Kirkpatrick was selected as a “Top 50 General Counsel” by the Texas Diversity Council.

Diversity of Background(1)

Diversity of Experience(1)

9 of 9
Executive Leadership

9 of 9
Board Directorship Experience

9 of 9
Financial/Strategic Experience

9 of 9
Global Experience

9 of 9
Extensive Industry/Development Knowledge

8 of 9
Operations Experience

9 of 9
Governance Experience

(1)	Ms. Barton is not included in the charts above, as her appointment to the Board is not effective until immediately prior to the Annual Meeting.

Executive Officer Diversity

Although we do not have a formal policy concerning diversity of executive officers, the Board seeks to ensure that a diversity of experiences, backgrounds and viewpoints are represented in our management. In fiscal year 2019, we had two women (Barbara Smith, Chairman, President and CEO, and Mary Lindsey, Senior Vice President and CFO) in executive leadership roles, which is 40% of our executive leadership team.

Compensation Committee Report

The Compensation Committee of our Board has reviewed and discussed the following section of this proxy statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee has recommended to our Board that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into CMC’s Annual Report on Form 10-K for the fiscal year ended August 31, 2019.

Richard B. Kelson (Chairman)

Vicki L. Avril

Sarah E. Raiss

Joseph C. Winkler

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Stockholder Alignment and Execution

In fiscal year 2019, we continued to execute on our strategy of becoming the largest supplier of reinforcing bar (“rebar”) and a leading producer of merchant bar in the United States. The actions we took in 2019 were in support of our strategy and focused on two key objectives:

1.	Maximize returns to stockholders; and

2.	Strengthen the balance sheet by, among other things, reducing debt.

Our incentive plans were designed to focus our executives on several key performance indicators that allow us to execute these key objectives.

Key milestones in fiscal 2019 included the completion and integration of CMC’s largest acquisition to date: the acquisition of 33 rebar fabrication facilities in the United States, as well as steel mills located in Knoxville, Tennessee; Jacksonville, Florida; Sayreville, New Jersey and Rancho Cucamonga, California from Gerdau S.A. (the “Acquisition”).

The successful completion of the Acquisition was highlighted by the following:

1.	No disruption in service commitments to customers;

2.	Systems integration completed within four months of closing, well ahead of schedule;

3.	Confirmed synergies that are double our original expectations and operational results have exceeded our initial business case; and

4.	The successful integration and strong business results allowed us to repay over $100 million of debt associated with the acquisition within the first year of ownership of the assets.

Other key milestones in fiscal 2019 include:

1.	Completed commissioning of our second micro mill in Oklahoma, achieving capacity level production; and

2.	The addition of hot spooled rebar capability at our Arizona micro mill.

Together, these achievements bolster the strategy that has positioned CMC to be the largest supplier of rebar and a leading producer of merchant bar for the U.S. In addition, our international mill segment generated full year adjusted EBITDA in excess of $100 million from strong sales and margins despite the flood of imported steel into the European Union. The successful execution of these accomplishments allowed us to reduce our indebtedness by $124.5 million during the fiscal year.

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COMPENSATION DISCUSSION AND ANALYSIS

Alignment Between Executive Pay and Company Performance

The Compensation Committee designs compensation programs to align the actions of our NEOs with the long-term interests of our stockholders based on the fundamental philosophy to pay for performance.

Above Target Annual Incentive Plan Payouts Aligned with Strong Net Earnings Growth and ROIC(1)

(1)	The fiscal year 2019 target and payout were adjusted to account for the financial impact of the Acquisition. The fiscal year 2019 plan payout is a percentage of target.

Above Target PSU Payout Aligned with Strong Adjusted EBITDA Growth and Relative Total Shareholder Return over the Three-Year Performance Period(1)

(1)	Relative TSR performance and PSU payouts are for the three-year period ended fiscal year 2019.

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COMPENSATION DISCUSSION AND ANALYSIS

Corporate Governance Highlights Regarding Executive Compensation.

Following are highlights of our compensation governance framework:

What we do:

✓	Target total compensation at approximately the 50th percentile of Peer Data (as defined on page 35)

✓	Robust NEO stock ownership and retention guidelines

✓	Between 73% and 85% of NEO compensation is at risk

✓	At least 50% of long-term incentive awards are in the form of PSUs

✓	Double trigger vesting upon a change in control for new equity awards starting fiscal year 2019

✓	Double trigger for severance upon a change in control

✓	Terminate vesting upon retirement if less than one year after grant for new equity awards effective fiscal year 2019

✓	Multiple performance metrics and multi-year vesting timeframes, emphasizing net earnings, EBITDA, ROIC and relative TSR measures

✓	Limited perquisites

✓	Severance based on a multiple of salary only, excluding bonus opportunity

✓	Clawback policy

✓	Use independent executive compensation consultants

✓	Analyze risk when setting executive compensation

What we don’t do:

✗	No hedging, pledging or short sales of CMC stock

✗	No tax gross-up reimbursement payments to our executives

✗	No dividend equivalents on stock options

✗	No guaranteed incentive bonus payments
✗	No repricing of stock options without stockholder approval

✗	No acceleration of vesting upon retirement for new equity awards effective fiscal year 2019

Say-on-Pay Vote

Impact of 2018 say-on-pay vote on FY19 program design

Following our 2018 say-on-pay vote in which we received less than 50% stockholder support, management and certain members of the Board conducted a stockholder outreach campaign in which we reached out to stockholders representing approximately 67.5% of our outstanding common stock, and ultimately received feedback from stockholders representing approximately 51.5% of our outstanding common stock.

Using the feedback we received from stockholders, we made the following key changes to our compensation program for 2019:

•	Revised our retirement policy to provide for the forfeiture of any unvested awards granted within one-year of the retirement date;

•	Increased the weighting of performance-based long-term incentives for our CEO from 50% to 60% of her long-term incentives mix;

•	Adopted a “double trigger” change in control for new equity awards effective fiscal year 2019;

•

Eliminated operational goals as a component of our Annual Cash Incentive Bonus plan for the NEOs so that the determination of the Annual Cash Incentive Bonus amounts is now based solely on overall Company financial performance; and

•	Modified our insider trading and anti-hedging policy to eliminate waivers, such that the policy no longer permits clearance or pre-approval of hedging transactions.

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COMPENSATION DISCUSSION AND ANALYSIS

Strong stockholder support for 2019 say-on-pay

At the Company’s 2019 annual stockholder meeting, the Company received 96% support for its say-on-pay proposal. While the say-on-pay vote is advisory and not binding, the Compensation Committee strongly values the opinions of our stockholders as expressed in the say-on-pay vote. The Compensation Committee believes that our 2019 support level demonstrates a strong alignment of our compensation programs with our stockholders’ interests.

The Compensation Committee will continue to consider the outcome of our future say-on-pay votes when making future compensation decisions for the NEOs.

Executive Compensation Participants

CMC’s executive compensation program applies to senior executives and senior managers; however, per the SEC executive compensation disclosure rules, this CD&A focuses on the compensation paid or awarded to the five NEOs included in the Fiscal Year 2019 Summary Compensation Table on page 45.

For fiscal year 2019, the NEOs were:

•	Barbara R. Smith, Chairman, President and CEO

•	Mary A. Lindsey, Senior Vice President and CFO(1)

•	Tracy L. Porter, Executive Vice President and COO

•	Paul K. Kirkpatrick, Vice President, General Counsel and Corporate Secretary

•	Paul J. Lawrence, Vice President of Finance(2)

(1)	Ms. Lindsey retired as Senior Vice President and CFO effective August 31, 2019.

(2) Effective September 1, 2019, Mr. Lawrence assumed the role of Vice President and CFO.

Compensation Objectives and Principles

The Compensation Committee believes that it is in the best interests of stockholders for CMC to establish and maintain a competitive executive compensation program by focusing on the following objectives:

Objective	How We Accomplish this Objective
Attract and Retain Top-Caliber Talent

•  Offer median base salaries and competitive employee benefits coupled with meaningful short- and long-term “variable” incentives

•  Benchmark executive compensation against a peer group of appropriately sized competitors for executive talent

•  Provide long-term incentive vehicles with multi-year vesting periods

Pay for Performance

•  A significant portion of executive potential compensation is based upon our financial performance

•  Annual Cash Incentive Bonus Program is based solely on financial goals

•  Long-term incentive grants are 60% performance-based for the CEO and 50% for the other NEOs

Align Executive and Stockholder Interests

•  Largest portion of executive pay is delivered in the form of long-term incentives that track the Company’s stock price

•  25% of PSUs vest based on relative total shareholder return which requires us to have strong total shareholder return relative to peers

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COMPENSATION DISCUSSION AND ANALYSIS

Determination of Total Compensation

Independent Compensation Advisor

The Compensation Committee engages an independent compensation consultant to assist it in an ongoing review of CMC’s executive compensation program. The review includes an analysis of market compensation practices and developments, external regulatory requirements, the competitive market for executive talent, the evolving culture and demands of the business, our compensation philosophy, including the features of our compensation program and the extent to which they support the execution of our business and talent needs.

Since July 2012, the Compensation Committee has engaged Korn Ferry on an annual basis to consult on executive compensation matters and reviews their engagement and performance annually. All work performed by the independent compensation consultant with regard to our executive compensation program is tasked and overseen directly by the Compensation Committee. At the direction of the Compensation Committee, our management provides information and analyses to the Compensation Committee. As discussed further below, CMC participates in and purchases various compensation surveys and studies that management and the Compensation Committee use to analyze executive compensation. The Compensation Committee believes that utilizing information from multiple compensation surveys supports an objective and well-rounded view of executive compensation practices.

Korn Ferry does not provide any other material services to CMC. The Compensation Committee has assessed the independence of Korn Ferry pursuant to the NYSE rules, and the Compensation Committee concluded that Korn Ferry’s work for the Compensation Committee did not raise any conflicts of interest.

Role of Management and CEO in Compensation Decisions

We believe in aligning executive and stockholder interests through an executive compensation program designed with input from management in an ongoing dialogue with the Compensation Committee and, as appropriate, the Compensation Committee’s independent compensation consultant regarding internal, external, cultural, business and motivational challenges and opportunities facing us and our executives. To that end, the executive team analyzes, with assistance from the Compensation Committee’s compensation consultant, trends and recommends improvements to the compensation programs. Specifically, during fiscal 2019, Ms. Smith reviewed with the Compensation Committee her recommendations (without any recommendation as to her own compensation) regarding base salary adjustments, annual bonus and long-term incentive awards for the NEOs. In addition, during fiscal year 2019, CMC’s Vice President Human Resources, CMC’s General Counsel and Corporate Secretary and CMC’s Director of Total Rewards also periodically attended Committee meetings at the invitation of the Compensation Committee. While the Compensation Committee receives management’s input with respect to executive compensation, all decisions regarding compensation for the NEOs are made by the Compensation Committee. The Compensation Committee also meets regularly in executive session (without the attendance of any member of management).

Role of Peer Companies

Compensation Peer Group

Our executive compensation program is designed so that base pay and total short- and long-term compensation is competitive with market practices. Market practices, or benchmarks, are based on peer group data and compensation survey data. Annually, with the assistance of Korn Ferry, the Compensation Committee reviews the compensation peer group for continued appropriateness, considering the comparability of the peer companies in terms of industry focus, size, scope and complexity of operations. The Compensation Committee believes that the compensation peer group strongly reflects CMC’s core business segments, operating model and market for talent.

The Compensation Committee also uses compensation survey data in its evaluation of executive pay for the NEOs. Survey data provides insight into positions that may not generally be reported in proxy statements and information about the compensation of executives of non-public companies. To assist the Compensation

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COMPENSATION DISCUSSION AND ANALYSIS

Committee in evaluating fiscal year 2019 compensation levels, the Compensation Committee reviewed information from the following surveys: 2018 Equilar Top 25, 2018 US Mercer Executive and 2018 Willis Towers Watson CDB Executive Reports. For purposes of this CD&A, the compensation peer group data and compensation survey data are collectively referred to as “Peer Data.”

Performance Peer Group

The performance peer group is used to measure TSR performance which is 25% of the PSU awards. Similar to the compensation peer group, with the assistance of Korn Ferry, the Compensation Committee reviews the performance peer group on an annual basis for continued appropriateness, considering the comparability of the peer companies in terms of business characteristics, strategic imperatives, operating challenges, risk profile, and stock volatility. A good custom relative performance peer group should consist of companies that are similarly impacted by broader market and industry conditions and how these factors affect long-term stock price performance.

The companies included in the 2019-2021 performance peer group were chosen by the Compensation Committee based on recommendations from Korn Ferry, with management input, because each of the peer group companies was viewed as sharing similar business characteristics, challenges and strategic direction with CMC, and the stock price of the peer group companies over time generally responds to the market in a manner similar to CMC’s common stock. Our performance peer group is broader than our compensation peer group as it is focused more on our comparators for investor capital, and is less bound by the revenue size, which is a driver of pay levels in the compensation peer group. The two peer groups also serve different purposes in our executive pay program. The performance peer group governs the vesting of a portion of our PSU program, while the compensation peer group is used for a market review of competitive compensation levels for our NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table illustrates the list of our compensation and performance peers:

Company	Compensation Peer	Performance Peer

AK Steel Holding Corp.	X	X

Alcoa Corp.	X	X

Allegheny Technologies, Inc.	X	X

Ball Corporation	X

Carpenter Technology Corp.		X

Cleveland-Cliffs, Inc.	X	X

Crown Holdings	X

Eagle Materials, Inc.		X

Fluor Corp.		X

Granite Construction, Inc.		X

Harsco Corp.		X

Jacobs Engineering Group, Inc.		X

Martin Marietta Materials	X	X

McDermott International, Inc.		X

Nucor Corp.	X	X

Reliance Steel & Aluminum Co	X	X

Schnitzer Steel INDS-CL A	X	X

Silgan Holdings Inc.	X

Steel Dynamics, Inc.	X	X

Textron, Inc.		X

The Timken Company	X

TimkenSteel Corp.		X

Tutor Perini Corp.		X

United States Steel Corp.	X	X

Vulcan Materials Co.		X

Weyerhaeuser Co		X

Worthington Industries	X	X

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Mix: Components and Objectives of Short- and Long-Term Compensation

In accordance with our overall compensation philosophy and program, executives are provided with a mix of base salary, short-term incentives, long-term incentives and employee benefits. As shown in the charts below, our compensation philosophy places a significant portion of the potential compensation for each NEO “at risk” such that compensation will vary based on CMC’s performance.

Base Salary

We pay an annual base salary to each of our NEOs in order to provide them with a fixed rate of cash compensation that is “non-variable” during the fiscal year. While the Compensation Committee generally targets base salary at the 50th percentile of the Peer Data, actual base salary may be above or below the 50th percentile based on the Compensation Committee’s review of the underlying scope of an NEO’s responsibilities, individual performance and experience, tenure in the executive’s current position or with CMC, internal pay equity and retention concerns.

Executive	2019 Base Salary	Percentage Change from 2018 Base Salary
Barbara R. Smith(1)	$1,000,000	5.3%
Mary A. Lindsey(1)	$615,000	4.2%
Tracy L. Porter	$720,000	2.9%
Paul K. Kirkpatrick	$480,000	2.1%
Paul J. Lawrence(2)	$425,000	10.4%

(1)	Ms. Smith’s base salary increased based on Peer Data. Ms. Lindsey’s base salary increased based on Peer Data and internal pay equity.
(2)	Mr. Lawrence’s base salary increased in connection with increased responsibility and internal pay equity.

Annual Cash Incentive Bonus

Role of the Annual Cash Incentive Bonus

The purpose of the Commercial Metals Company 2013 Cash Incentive Plan (the “2013 Cash Plan”) is to advance the interests of CMC and our stockholders by:

•

providing those employees designated by the Compensation Committee, which may include NEOs, other senior executives, senior managers and other employees, incentive compensation tied to pre-established and objective performance goals;

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COMPENSATION DISCUSSION AND ANALYSIS

•	identifying and rewarding superior performance;

•	providing competitive compensation to attract, motivate and retain outstanding employees who achieve superior performance for us; and

•	fostering accountability and teamwork throughout CMC.

Goal-setting Process

In accordance with the terms of the 2013 Cash Plan, the Compensation Committee establishes appropriate performance periods, designates those executives eligible to participate, sets the level of potential awards and determines the financial targets or other performance measures which, if attained, result in payment of awards (the “performance goals”). Management may periodically make recommendations as to these matters, but the Compensation Committee makes all decisions with respect to the implementation of the 2013 Cash Plan.

The performance period for the annual bonus (the “Annual Cash Incentive Bonus”) is our fiscal year. The fiscal year 2019 Annual Cash Incentive Bonus was designed to focus our executives on short-term return as described below. We believe that these performance goals help focus the executives on effectively utilizing our assets, maximizing operational efficiencies and seeking profitable growth opportunities. In addition, under the fiscal year 2019 Annual Cash Incentive Bonus program, no bonus would be paid for the NEOs in the event CMC failed to achieve or exceed a 1% ROIC performance goal.

During 2019, the Compensation Committee established financial performance goals that were challenging and reflected CMC’s 2019 operating plan, economic and market conditions, and forecasts. The Compensation Committee increased the 2019 Net Earnings financial goals by 303%, 101%, 192% and 100% at the threshold, target, business plan and maximum levels, respectively, and the 2019 ROIC financial goals by 177%, 68%, 124% and 63% at the threshold, target, business plan and maximum levels, respectively.

In 2018, the business plan Net Earnings financial goal was 20% lower than the target financial goal, and the target financial goal was set to a stretch financial goal. In 2019, the business plan Net Earnings financial goal was set 16% higher than the target financial goal and, as a result, the payout level for achieving business plan financial results was increased to 40% higher than target financial performance to reflect the increased rigor of the business plan financial goal as compared to the target financial goal.

The table below sets forth each NEO’s fiscal year 2019 threshold, target and maximum bonus opportunities, expressed as a percentage of incentive base pay.

2019 Annual Cash Incentive Bonus Opportunity

Expressed as a Percentage of Incentive Base Pay for Fiscal Year 2019(1)

Name	Incentive Base Pay	Threshold	Target	Business Plan	Maximum
Barbara R. Smith(2)	$1,000,000	67.5%	135%	189%	270%
Mary A. Lindsey	$615,000	42.5%	85%	119%	170%
Tracy L. Porter	$720,000	50%	100%	140%	200%
Paul K. Kirkpatrick	$480,000	32.5%	65%	91%	130%
Paul J. Lawrence	$425,000	25%	50%	70%	100%

(1)	As noted previously, the bonus opportunity pool was increased by 40% when CMC’s business plan financial performance was met.
(2)	Ms. Smith’s bonus target was increased from 125% to 135% based upon Peer Data for other CEOs.

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COMPENSATION DISCUSSION AND ANALYSIS

2019 Annual Cash Incentive Bonus Performance Goals

The following table sets forth the fiscal year 2019 financial performance goals applicable to each NEO. Payouts for performance in between performance levels are determined using straight line interpolation.

Commercial Metals Company	Weighting	Threshold	Target(3)	Business Plan(3)	Maximum	Actual Performance
Net Earnings(1)	50%	$145 million	$181 million	$210 million	$258 million	$219 million
ROIC(2)	50%	7.2%	8.4%	9.4%	10.9%	9.7%

Financial Performance Payout Factor						152%

(1)

Net Earnings means earnings from continuing operations before income taxes as determined under U.S. GAAP, less income taxes calculated using CMC’s statutory tax rate of 23% and adjusted to exclude certain acquisition and legal related costs. These were excluded from the calculation because they were one-time events related to the achievement of strategic operating goals of the Company that arose after the financial performance goals were set.

(2)	ROIC means Net Earnings before interest expense divided by the sum of current maturities of long-term debt, debt and stockholders equity.
(3)	As noted previously, the bonus opportunity pool was increased by 40% for achieving business plan financial performance.

2019 Annual Cash Incentive Bonus Payouts

Executive	Payout ($)	Payout (% of Target)
Barbara R. Smith	$2,049,000	152%
Mary A. Lindsey	$795,000	152%
Tracy L. Porter	$1,100,000	153	%(1)
Paul K. Kirkpatrick	$475,000	152%
Paul J. Lawrence	$340,000	160	%(2)

(1)	There was a small increase in bonus payout percentage of target due to rounding.
(2)

To reward Mr. Lawrence for his exemplary performance with the Acquisition and his increase in responsibility due to the consummation of the Acquisition, the Compensation Committee increased his bonus payout.

Long-Term Incentive Program

Through our long-term incentive program, we provide senior executives, including participating NEOs, the opportunity for equity awards contingent on the attainment of multi-year performance goals. Acting in concert, the Annual Cash Incentive Bonus and the long-term incentive programs provide balanced cash incentives and equity incentives that we believe reward executive focus on delivering both financial results and long-term growth. The target long-term incentive awards are designed to achieve, when combined with base salary and the target Annual Cash Incentive Bonus, total compensation at approximately the 50th percentile of Peer Data and, when achieving maximum performance, to reach total compensation at the upper quartile of Peer Data.

Fiscal Year 2019 Long-Term Incentive Program

In fiscal 2019, each NEO received a long-term incentive package consisting of the following:

Executive	Target (% of Salary)	Target ($)	PSU Weighting	RSU Weighting
Barbara R. Smith(1)	450%	$4,500,000	60%	40%
Mary A. Lindsey	200%	$1,230,000	50%	50%
Tracy L. Porter	250%	$1,800,000	50%	50%
Paul K. Kirkpatrick	175%	$840,000	50%	50%
Paul J. Lawrence(2)	125%	$531,250	50%	50%

(1)	Ms. Smith’s long-term incentive target increased from 425% to 450% based upon Peer Data for other CEOs.

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COMPENSATION DISCUSSION AND ANALYSIS

(2)	Mr. Lawrence’s long-term incentive target increased from 100% to 125% in connection with increased responsibility and internal pay equity.

Restricted Stock Units (RSUs)

The fiscal year 2019 RSU awards vest ratably over a three-year period and will be settled in shares of CMC common stock.

Performance Share Units (PSUs)

The fiscal year 2019 PSU awards vest at the end of a three-year performance period, which runs from September 1, 2018 to August 31, 2021, and will be settled in shares of Company common stock based 75% on EBITDA and 25% based on relative TSR. The Compensation Committee believes that such metrics are aligned with CMC’s long-term business plan and long-term stockholders’ interests.

EBITDA Portion of PSUs (75%)

In each year of the performance period, the Compensation Committee sets an adjusted EBITDA goal based on the business plan and performance is measured on a cumulative basis as compared to the target level. If a positive ROIC is not attained over the three-year performance period, then under the terms of the award agreements, none of the PSU awards subject to the EBITDA metric will vest, regardless of the EBITDA performance achieved. The payout formula is intended to encourage strong, focused performance, with each performance level representing what the Compensation Committee deemed to be stretch, but attainable performance goals given the economic and market conditions at the time the goals were set. The EBITDA target for fiscal year 2019 was $417 million, and CMC achieved $440 million of EBITDA in fiscal 2019. The following table sets forth the vesting percentage and payout levels for the portion of the PSU awards that vest based on fiscal year 2019 – 2021 EBITDA performance.

2019 – 2021 EBITDA Performance vs. Target

	EBITDA Metric
	Threshold (70%)	Target (100%)	Maximum (130%)
Percent of PSUs to Vest:	50%	100%	200%

Relative TSR Portion of PSUs (25%)

The following table sets forth the vesting percentage and payout levels for the portion of the PSU award that vests based on relative TSR performance.

	TSR Metric
	Threshold >/=P30	Target >/=P50	Maximum >/=P70
Percent of Units to Vest:	50%	100%	200%

Fiscal Year 2017 – 2019 Long-Term Incentive Programs

For the PSUs granted on October 24, 2016 to all of the then-serving NEOs, the awards were settled based on CMC’s achievement of EBITDA, ROIC and TSR performance during the three-year performance period ended August 31, 2019 as follows:

	Performance Metric
	Cumulative EBITDA	ROIC	TSR Ranking

Target	$979 million	Positive	50th Percentile

Actual	$1.117 billion	6.1%	61.6th Percentile

EBITDA Funding: 147% TSR Funding: 158%

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COMPENSATION DISCUSSION AND ANALYSIS

Special Promotion and Retention Award Granted in January 2017

For the PSUs granted on January 11, 2017 to Ms. Smith, the awards were settled based on CMC’s achievement of EBITDA, ROIC and TSR performance during the 32-month performance period ended August 31, 2019. This award was issued in an amount equal to the difference between the existing long-term incentive target and the new target associated with her respective promotion and for retention purposes.

	Performance Metric
	Cumulative EBITDA	ROIC	TSR Ranking

Target	$880 million	Positive	50th Percentile

Actual	$1.036 billion	6.1%	43.2th Percentile

EBITDA Funding: 159% TSR Funding: 83%

Other Elements of Compensation

As described below, we also provide retirement benefits and health and other welfare benefits to our NEOs.

Retirement and Non-qualified Deferred Compensation Programs

Retirement Plan:    The primary tax qualified long-term compensation retirement plan we have for our employees in the United States is the Commercial Metals Companies Retirement Plan (the “401(k) Plan”). The 401(k) Plan is a defined contribution plan and all Company contributions to the plan are discretionary. Please see footnote 4 in the Fiscal Year 2019 Summary Compensation Table beginning on page 45 for more detailed information.

Benefit Restoration Plan:    As a result of limitations mandated by federal tax law and regulations that limit defined contribution plan retirement benefits of more highly compensated employees, CMC provides the Benefit Restoration Plan (“BRP”), a non-qualified plan for certain executives, including each of the NEOs, designated by the Compensation Committee, who are subject to federally mandated benefit limits in the 401(k) Plan. Following each calendar year-end, we credit to the participant’s account under the BRP a dollar amount equal to the amount of Company contributions that the participant would have received under the 401(k) Plan, but for the limits imposed by law on Company contributions to that plan. A BRP participant may also elect to defer up to 50% of his or her base salary and Annual Cash Incentive Bonus into his or her BRP account. The Compensation Committee believes that the BRP is an important element of our long-term compensation program because it helps attract and retain talent in a competitive market. Please see footnote 4 in the Fiscal Year 2019 Summary Compensation Table beginning on page 45 for more detailed information.

Perquisites

We provide car allowances to Mses. Smith and Lindsey and Messrs. Porter and Kirkpatrick. Please see footnote 4 in the Fiscal Year 2019 Summary Compensation Table beginning on page 45 for more detailed information. We do not own or provide to the NEOs corporate aircraft, security services, an executive dining room or similar perquisites.

Health and Other Welfare Benefits

Our NEOs, along with all other employees, are eligible to participate in medical, dental, vision, life, accidental death and disability, short and long-term disability, and other employee benefits generally made available to employees. In addition, CMC offers a supplemental long-term disability program for executives, including the NEOs, which is intended to replicate the coverage available to non-executive employees.

Termination, Severance and Change in Control Benefits

As of August 31, 2019, the employment agreements with each of our NEOs (other than Ms. Lindsey and Messrs. Kirkpatrick and Lawrence, who did not have employment agreements as of that date) provide severance benefits upon a qualifying termination of employment. In addition, we have entered into Executive Employment Continuity Agreements (“EECAs”) with each of the NEOs, which provide for enhanced severance benefits in the event of a qualifying termination of employment within two years following a Change in Control (as defined in such agreements). The termination provisions included in the employment agreements and EECAs are further

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COMPENSATION DISCUSSION AND ANALYSIS

described below in the “Potential Payments and Benefits Upon Termination or Change in Control” section. The Compensation Committee believes the payments provided for under the employment agreements and EECAs upon a qualifying termination of employment to be reasonable in light of the non-competition obligations imposed upon the NEOs post-termination and in order to ensure that we have the continued attention and dedication of the executives during circumstances that could result in a Change in Control.

Under the Company’s equity incentive plans, the Compensation Committee has committed that, going forward, it will not authorize the acceleration of any equity award upon retirement. In addition, the Compensation Committee approved changes to the Company’s award agreements providing for the termination upon retirement of any unvested awards that were issued within one year of the date of retirement.

Finally, the 2013 Cash Plan provides that in the event of a Change in Control, the Compensation Committee has discretion to take action to determine the extent to which incentive compensation is considered earned and payable during any performance period, consistent with the requirements of Section 162(m) of the Internal Revenue Code, as amended (the “Code”), as in effect prior to January 1, 2018.

Deductibility of Executive Compensation

Section 162(m) of the Code generally limits our federal tax deduction for compensation paid in any fiscal year to our CEO and our other” covered employees,” as defined in Section 162(m), to $1,000,000. In the past, an exception to this deduction limit was available for “performance-based” compensation that had been approved by our stockholders and otherwise satisfied certain requirements under Section 162(m) and applicable regulations. As a result of tax legislation that went into effect on December 22, 2017, this exception for performance-based compensation is not available for taxable years beginning after December 31, 2017, unless such compensation qualifies for transition relief for written binding contracts that were in effect on November 2, 2017. This legislation also expanded the definition of “covered employees” to include the chief financial officer and certain former named executive officers.

The Compensation Committee has believed that it was generally beneficial to CMC to design compensation arrangements that were intended to satisfy the requirements for deductibility under Section 162(m), and CMC has taken appropriate actions, to the extent feasible, that were designed and intended to preserve the deductibility of annual incentive and long-term performance awards previously granted to its executive officers who are covered by Section 162(m). However, the Compensation Committee also believes there may be circumstances in which CMC’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

As a result of the new tax legislation, compensation paid in excess of $1,000,000 to individuals who are covered employees is not expected to be deductible under Section 162(m) of the Code unless such compensation qualifies for transition relief. Therefore, certain compensation paid under our existing equity plans and certain of our long-term equity awards originally designed with the intent that such amounts qualify as “performance-based” compensation may not be deductible in the future. Although the Compensation Committee will continue to analyze the effect that Section 162(m) and the potential lack of deduction for amounts paid in excess of the deduction limit may have on CMC, the Compensation Committee continues to retain flexibility to make compensation decisions that are based on factors other than Section 162(m) and related consequences when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable CMC to continue to attract, retain, reward and motivate its highly-qualified executives. This flexibility may include amending or modifying the design elements of our historical compensation programs to the extent those design elements were principally adopted in an effort to comply with Section 162(m).

Compensation Risk Assessment – NEOs

CMC’s compensation policies are structured to discourage inappropriate risk-taking by our executives. The “Compensation Risk Assessment” section on page 58 describes the Compensation Committee’s assessment, which includes, among other things, Korn Ferry’s annual risk assessment, and the Compensation Committee’s

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COMPENSATION DISCUSSION AND ANALYSIS

belief that our compensation programs do not encourage excessive risk-taking and thus do not create risks that are reasonably likely to have a material adverse effect on CMC.

Stock Ownership Policy and Policy Regarding Hedging and Pledging of Company Stock

Our Board has implemented stock ownership guidelines for directors, executive officers and certain other senior level employees. Our Board believes that minimum ownership guidelines serve to further align the interests of those covered by the guidelines with our stockholders. Individuals who are hired or promoted into positions covered by the guidelines, or who are elected to serve on our Board, have five years following their hire or promotion date to attain the minimum ownership level applicable to their positions, except that individuals in a covered position as of October 28, 2014 had five years from October 28, 2014 to attain the applicable minimum ownership level. The guidelines require ownership of Company common stock with a value of the greater of the current fair market value or the closing price per share on the date on which the shares were acquired, of not less than the following amounts, as determined on October 31st of each year:

The Compensation Committee established stock ownership guidelines for our non-employee directors, executive officers and other senior level employees, as set forth in the following table:

Position	Stock Ownership Guidelines
Non-Employee Directors	5x the director’s prevailing annual cash retainer award
President and CEO	5x base salary
COO	4x base salary
EVPs, SVPs, each Company business segment President, the CFO, the VP of Finance and the General Counsel	3x base salary
Other Executives as may be designated by the Compensation Committee	1x base salary

Unvested time-vested restricted stock, unvested time-vested RSUs and vested stock options are included when determining the amount of stock ownership, with each share of unvested time-vested restricted stock and each share subject to unvested time-vested RSUs and vested options counting as one share of Company common stock for each share of Company common stock subject to such RSUs and options. Stock appreciation rights, whether or not vested, unearned PSUs and unvested stock options do not count for purposes of determining compliance with the stock ownership guidelines. In addition, unvested restricted stock and RSUs that are subject to conditions other than time vesting do not count for the purpose of determining stock ownership levels. All persons subject to the guidelines must retain the shares of Company common stock they acquire upon the exercise of any stock options (after payment of the exercise price and taxes) and 50% of the shares of Company common stock issued upon the vesting of any of their restricted stock or RSUs (after payment of taxes) until achievement of the retention levels.

As of November 18, 2019, all directors and NEOs have met or, within the applicable period, are expected to meet the stock ownership guidelines.

CMC’s insider trading and anti-hedging policy prohibits all employees from buying or selling Company securities while aware of material non-public information, and prohibits the disclosure of material non-public information to others who then trade in our securities. The policy is available on our website, www.cmc.com, in the Corporate Governance section. As part of this policy, certain other Company securities related transactions by directors, officers and employees are also prohibited or subject to specific notice and pre-approval requirements. The policy is premised on the belief that even in those circumstances where the proposed transaction may not constitute a violation of law or applicable regulations, it is nonetheless considered inappropriate for any director, officer or other employee of ours to engage in short-term or speculative transactions in our securities, which may be viewed as reducing their incentive to improve our performance or inconsistent with the objectives of our stockholders in general. Therefore, it is our policy that directors, officers and other employees may not engage in any transactions

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COMPENSATION DISCUSSION AND ANALYSIS

involving our securities which constitute short sales, puts, calls, forwards, futures or other derivative securities. The policy prohibits certain other transactions including hedging or monetization transactions, such as zero-cost collars, forward sale contracts and arrangements pledging Company securities as collateral for a loan (without adequate assurance of other available assets to satisfy the loan).

Clawback Policy

In fiscal year 2014, the Compensation Committee adopted a clawback policy which allows the Compensation Committee, to the extent legally permitted and pursuant to the terms of the policy, to recover annual cash or long-term equity incentive compensation payment or award made or granted to any current or former executive officer if the payment or award was predicated upon achieving financial results that were subsequently the subject of restated financial statements and a lower payment or award would have been made to the executive based upon the restated financial statements.

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EXECUTIVE COMPENSATION

The following tables, footnotes and narratives, found on pages 45 through 57, provide information regarding the compensation, benefits and equity holdings in CMC for the NEOs.

Fiscal Year 2019 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Performance Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Barbara R. Smith Chairman, President and CEO	2019	$992,308	$0	$4,414,341	$2,049,000	$192,939	$7,648,588
	2018	$950,000	$0	$5,337,922	$2,375,000	$114,574	$8,777,496
	2017	$782,500	$0	$2,952,538	$906,614	$157,958	$4,799,610
Mary A. Lindsey Senior Vice President and CFO	2019	$611,154	$0	$1,200,104	$795,000	$109,533	$2,715,791
	2018	$590,000	$0	$1,546,802	$1,000,000	$76,387	$3,213,189
	2017	$503,135	$21,800	$932,320	$403,200	$84,541	$1,944,996
Tracy L. Porter Executive Vice President and COO	2019	$716,923	$0	$1,756,249	$1,100,000	$122,928	$3,696,100
	2018	$663,462	$0	$1,758,022	$1,266,416	$87,246	$3,775,146
	2017	$621,346	$70,900	$1,365,656	$604,100	$114,479	$2,776,480
Paul K. Kirkpatrick Vice President, General Counsel and Corporate Secretary	2019	$478,462	$0	$819,578	$475,000	$75,475	$1,848,515
	2018	$468,461	$0	$828,878	$600,000	$59,342	$1,956,681
	2017	$470,000	$12,900	$815,950	$347,100	$70,329	$1,716,279
Paul J. Lawrence(5) Vice President Finance	2019	$418,846	$0	$518,336	$340,000	$49,561	$1,326,744
	2018	$358,461	$0	$286,203	$331,880	$35,571	$1,012,115

(1)	No additional cash bonuses were paid in fiscal year 2019.
(2)

Amounts reported in this column for fiscal year 2019 represent the grant date fair value of PSUs and RSUs awarded in fiscal year 2019 and calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”). The grant date fair value for PSUs is based on the probable outcome of the vesting conditions as of the grant date. The maximum value of the PSUs for Mses. Smith and Lindsey and Messrs. Porter, Kirkpatrick, and Lawrence, respectively, are as follows: $5,411,145, $1,232,531, $1,803,727, $841,718, and $532,348. Assumptions used in determining these values can be found in Note 15 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, which was filed with the SEC on October 23, 2019.

(3)

Amounts reported in fiscal year 2019 for each NEO represent the 2019 Annual Cash Incentive Bonus earned by each NEO. Please see the Compensation Discussion & Analysis for further information regarding these bonuses.

(4)

For fiscal year 2019, this column includes a contribution of $17,875 to the 401(k) Plan account of each of our NEOs. This column also includes contributions to the BRP accounts of Ms. Smith of $139,906, Ms. Lindsey of $61,057, Mr. Porter of $77,565, Mr. Kirkpatrick of $36,679, and Mr. Lawrence of $21,471. This column also includes car allowances for Ms. Smith of $10,000, Ms. Lindsey of $13,152, Mr. Porter of $7,797, and Mr. Kirkpatrick of $10,000. Under the terms of the Executive Annual Physical Program, all NEOs were eligible to be reimbursed for the cost of an annual physical up to a maximum of $2,500 for NEOs who are age 49 and younger and $5,000 for NEOs who are age 50 and older. Due to health care privacy concerns, the actual reimbursements for participants under this program are not shown and instead this column includes the maximum amount eligible for reimbursement based on each NEO’s age. This column also includes the premiums paid on behalf of the NEO by CMC for supplemental long-term disability coverage in the amounts of $5,779, $5,693, $5,820, $4,325, and $4,812 for Mses. Smith and Lindsey and Messrs. Porter, Kirkpatrick, and Lawrence, respectively.

(5)	Mr. Lawrence was not an NEO prior to fiscal year 2018.

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EXECUTIVE COMPENSATION

Grants of Plan Based Awards

The following table and footnotes provide information regarding grants of plan based awards to NEOs in fiscal year 2019.

Grants of Plan Based Awards in Fiscal Year 2019

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards($)(4)
Name		Threshold ($)	Target ($)(5)	Business Plan ($)(5)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Barbara R. Smith	10/22/2018	$675,000	$1,350,000	$1,890,000	$2,700,000	74,380	148,760	297,520		$2,705,573
	10/22/2018								99,174	$1,708,768
Mary A. Lindsey	10/22/2018	$261,375	$522,750	$731,850	$1,045,500	16,942	33,884	67,768		$616,265
	10/22/2018								33,885	$583,839
Tracy L. Porter	10/22/2018	$360,000	$720,000	$1,008,000	$1,440,000	24,794	49,587	99,174		$901,865
	10/22/2018								49,587	$854,384
Paul K. Kirkpatrick	10/22/2018	$156,000	$312,000	$436,800	$624,000	11,570	23,140	46,280		$420,859
	10/22/2018								23,141	$398,719
Paul J. Lawrence	10/22/2018	$106,250	$212,500	$297,500	$425,000	7,318	14,635	29,270		$266,175
	10/22/2018								14,635	$252,161

(1)

Represents the Annual Cash Incentive Bonus under the 2013 Cash Plan. The 2013 Cash Plan and the terms of these awards are described in the section entitled “Annual Cash Incentive Bonus” on pages 37 through 39.

(2)

Represents PSUs granted under CMC’s 2013 Long-Term Equity Incentive Plan, with 75% of the PSUs vesting based on CMC’s achievement of financial performance goals relating to ROIC and EBITDA, and 25% of the PSUs vesting based on CMC’s relative TSR performance compared to the performance peer group. The performance period for the PSUs granted on October 22, 2018 commenced on September 1, 2018 and will continue through August 31, 2021. The 2019-2021 long-term incentive program is described in further detail in the section entitled “Long-Term Incentive Program” on pages 39 through 40.

(3)

Represents RSUs granted under CMC’s 2013 Long-term Equity Incentive Plan that vest ratably over three years from the date of grant, subject to the NEO’s continued employment through the applicable vesting date.

(4)

Represents the grant date fair value of PSUs and RSUs awarded in fiscal year 2019 and calculated in accordance with FASB ASC Topic 718. The grant date fair value for the portion of the PSUs that vest based on EBITDA and ROIC performance was based on the probable outcome of the performance-based vesting conditions as of the grant date. The grant date fair value for the portion of the PSUs that vest based on TSR performance was based on the probable outcome of the market-based vesting condition and the application of a Monte Carlo simulation model. Assumptions used in determining these values can be found in Note 15 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, which was filed with the SEC on October 23, 2019.

(5)	As noted previously, the bonus opportunity pool was increased by 40% when CMC’s business plan financial performance was met.

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EXECUTIVE COMPENSATION

Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table

As of August 31, 2019, we have entered into employment agreements with Ms. Smith and Mr. Porter. The initial term of each agreement generally expires on the last day of the fiscal year following the two year anniversary of the effective date of the employment agreement, with automatic one-year renewals thereafter unless terminated by either party. The employment agreements set forth a minimum annual base salary and provide that each executive is eligible to earn a bonus under our compensation program but has no guaranteed bonus amount. Each executive is also eligible to participate in or receive benefits under any plan or arrangement made generally available to our employees. Please see the narrative and tables included in the “Potential Payments and Benefits Upon Termination or Change in Control” section on pages 50 through 57 for a description of the compensation that would be paid to the NEOs in the event of their termination following a Change in Control, as well as other events resulting in termination of employment.

Material terms of the grants of plan based awards are described on pages 37 through 39 where we have discussed the Annual Cash Incentive Bonus and pages 39 through 40 where we have discussed the long-term incentive awards. The fiscal year 2019 long-term incentive awards consisted of time-based RSUs and PSUs, with 75% of the PSUs vesting based on CMC’s achievement of financial performance goals related to EBITDA and ROIC and 25% of the PSUs vesting based on CMC’s relative TSR performance compared to the performance peer group. The percentage of salary and bonus of each of the NEOs as compared to the total compensation in the Fiscal Year 2019 Summary Compensation Table is as follows: Ms. Smith (40%), Ms. Lindsey (52%), Mr. Porter (49%), Mr. Kirkpatrick (52%) and Mr. Lawrence (57%).

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Outstanding Equity Awards at Fiscal Year-End

The following table and footnotes provide information regarding PSUs and RSUs as of the end of fiscal year 2019. As of August 31, 2019, none of our NEOs held outstanding options or stock appreciation rights (“SARs”). The market value of shares that have not vested was determined by multiplying the closing market price of our common stock on August 30, 2019 on the NYSE, $15.67, by the number of shares that have not vested.

Outstanding Equity Awards at 2019 Fiscal Year-End

	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares Or Units Of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
Name

Barbara R. Smith	19,567(1)	$306,615

	6,970(2)	$109,220

	21,678(3)	$339,694	65,028(4)	$1,018,989

	62,282(5)	$975,959	186,834(6)	$2,927,689

	99,174(7)	$1,554,057	297,520(8)	$4,662,138

Mary A. Lindsey	8,450(1)	$132,412

	6,109(3)	$95,728	18,326(4)	$287,168

	18,203(5)	$285,241	54,604(6)	$855,645

	33,885(7)	$530,978	67,768(8)	$1,061,925

Tracy L. Porter	13,723(1)	$215,039

	22,561(5)	$353,531	67,676(6)	$1,060,483

	10,041(9)	$157,342

	49,587(7)	$777,028	99,174(8)	$1,554,057

Paul K. Kirkpatrick	8,183(1)	$128,228

	12,688(5)	$198,821	38,060(6)	$596,400

	23,141(7)	$362,619	46,280(8)	$725,208

Paul J. Lawrence	2,684(1)	$42,058

	4,381(5)	$68,650	13,142(6)	$205,935

	14,635(7)	$229,330	29,270(8)	$458,661

(1)

Represents RSUs granted on October 24, 2016, with one-third of the award vested one year after the date of grant, one-third of the award vested two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(2)

Represents RSUs granted on January 11, 2017, with one-third of the award vested one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(3)

Represents RSUs granted on September 1, 2017, with one-third of the award vested one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(4)

In accordance with the SEC executive compensation reporting rules, represents the maximum level of PSUs granted on September 1, 2017, with 75% of the PSUs vesting based on the Company’s achievement of performance goals relating to ROIC and EBITDA and 25% of the PSUs vesting based on the Company’s TSR performance relative to the performance peer group, in each case measured over the fiscal year 2018-2020 performance period.

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EXECUTIVE COMPENSATION

(5)

Represents RSUs granted on October 23, 2017, with one-third of the award vested one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(6)

In accordance with the SEC executive compensation reporting rules, represents the maximum level of PSUs granted on October 23, 2017, with 75% of the PSUs vesting based on the Company’s achievement of performance goals relating to ROIC and EBITDA and 25% of the PSUs vesting based on the Company’s TSR performance relative to the performance peer group, in each case measured over the fiscal year 2018-2020 performance period.

(7)

Represents RSUs granted on October 22, 2018, with one-third of the award vested one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

(8)

In accordance with the SEC executive compensation reporting rules, represents the maximum level of PSUs granted on October 22, 2018, with 75% of the PSUs vesting based on the Company’s achievement of performance goals relating to ROIC and EBITDA and 25% of the PSUs vesting based on the Company’s TSR performance relative to the performance peer group, in each case measured over the fiscal year 2019-2021 performance period.

(9)

Represents RSUs granted on April 2, 2018, with one-third of the award vesting one year after the date of grant, one-third of the award vesting two years after the date of grant and the remaining one-third vesting three years after the date of grant.

Option/SARs Exercises and Stock Vested

The following table provides information regarding stock vested during fiscal year 2019 for the NEOs. No SARs were exercised by NEOs in fiscal year 2019.

Option/SARs Exercises and Stock Vested in Fiscal Year 2019

	Options/SARs Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Barbara R. Smith(2)	0	$0	188,837	$3,481,514
Mary A. Lindsey	0	$0	61,116	$1,123,633
Tracy L. Porter	0	$0	97,050	$1,765,063
Paul K. Kirkpatrick	0	$0	57,688	$1,049,098
Paul J. Lawrence	0	$0	16,926	$308,747

(1)

Included in this column are the number of shares and the associated value realized with respect to the vesting of RSUs and the PSUs granted on October 24, 2016 to each of the then-serving NEOs. These PSUs vested on August 31, 2019.

(2)	For Ms. Smith, these amounts also include the number of shares and the associated value realized for the vesting of PSUs granted on January 11, 2017. These PSUs vested on August 31, 2019.

Nonqualified Defined Contributions and Other Deferred Compensation Plans

All of the NEOs have previously been designated by the Compensation Committee as being eligible to participate in the BRP. Participants can elect to defer W-2 earnings, including annual bonus awards, up to a maximum of 50% of such earnings. Deferrals are matched up to 4.5%, with the matching contributions vesting after two years of service. Annually, BRP participants must elect, prior to the fiscal year in which the compensation to be credited or deferred to the BRP is earned, the time at which they want distributions from the BRP. Amounts may be deferred for a minimum of one year. Distribution election options include commencement upon retirement either in a lump

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EXECUTIVE COMPENSATION

sum or installments or at a set future date either in lump sum or installments even if employment continues with us. In the event of death or disability, the participant or his or her estate will receive a lump sum payment. The payment of amounts deferred by NEOs after December 31, 2004 and that are to be paid after termination of employment, will be delayed for six months following termination of employment in order to comply with Section 409A of the Code.

Amounts deferred into the BRP by the participant as well as contributions by us are credited with market earnings or losses based on the participant’s self-directed investment election and allocation among a group of mutual funds. The mutual funds available in the BRP have investment objectives similar, but not identical to, those funds available to all employees under our tax-qualified plan. There is no above-market or preferential interest rates credited on any compensation deferred in the BRP. Participants may change fund choices on a daily basis to the extent permitted by the funds.

The following table and footnotes provide information regarding the non-qualified deferred compensation plan during fiscal year 2019 for the NEOs.

Fiscal Year 2019 Non-Qualified Deferred Compensation Table

Name	Executive’s Contribution in Last FY ($)	Registrant’s Contributions in Last FY ($)	Aggregate Earnings (Losses) in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FY
Barbara R. Smith	$575,902.61	$154,252.30	$173,376.67	$—	$2,123,021.08(1)
Mary Lindsey	$687,873.26	$67,780.43	$114,769.26	$—	$1,579,370.36(2)
Tracy L. Porter	$119,919.60	$86,403.17	$119,952.80	$—	$2,609,679.25(3)
Paul K. Kirkpatrick	$60,000.00	$40,748.47	$37,321.58	$—	$524,622.60(4)
Paul Lawrence	$25,352.59	$24,348.39	$1,854.56	$—	$100,164.76(5)

(1)	Approximately 62% of the aggregate balance at 2019 fiscal year end results from Ms. Smith’s voluntary deferrals of compensation to the BRP since participation began in 2013.
(2)	Approximately 61% of the aggregate balance at 2019 fiscal year end results from Ms. Lindsey’s voluntary deferrals of compensation to the BRP since participation began in 2012.
(3)	Approximately 39% of the aggregate balance at 2019 fiscal year end results from Mr. Porter’s voluntary deferrals of compensation to the BRP since participation began in 2006.
(4)	Approximately 45% of the aggregate balance at 2019 fiscal year end results from Mr. Kirkpatrick’s voluntary deferrals of compensation to the BRP since participation began in 2012.
(5)	Approximately 49% of the aggregate balance at 2019 fiscal year end results from Mr. Lawrence’s voluntary deferrals of compensation to the BRP since participation began in 2017.

Potential Payments and Benefits Upon Termination or Change in Control

Under our executive compensation program, severance payments and the provision of benefits can be triggered upon termination of an NEO’s employment and following a Change in Control. These payments may include payments resulting from the employment agreements and EECAs discussed below.

Employment Agreements

Below is a description of the termination provisions included in each of the employment agreements and EECAs. As of August 31, 2019, Ms. Smith and Mr. Porter are also bound under the terms of their employment agreements to certain non-competition provisions during the term of the employment and for 18 months thereafter and certain non-solicitation restrictions for a period of two years after termination of employment.

Smith and Porter.    If we terminate Ms. Smith’s or Mr. Porter’s employment for cause under the terms of their respective employment agreements or under the applicable law or if any such executive terminates his or her own employment without good reason, then we have no further payment obligations to him or her, except accrued and

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unused vacation. If the employment of any of these executives is terminated due to death or disability, such executive or his or her respective estate shall be entitled to: (i) any applicable life insurance or disability benefits; (ii) a pro-rata share of any applicable bonus as determined by our Board; (iii) payment of any cash incentive due under the 2013 Cash Plan; (iv) vesting of SARs, restricted stock and/or stock options to the extent permitted by the terms of the applicable equity incentive plan and award or grant agreements; and (v) to the extent permitted by the 401(k) Plan and BRP, crediting of any Company contributions attributable to the plan year of the termination and accelerated vesting of any unvested Company contributions to such accounts.

If we terminate Mr. Porter’s employment without cause, if Mr. Porter terminates for good reason, or if we do not renew his employment agreement, pursuant to his employment agreement, he shall be entitled to: (i) a lump sum payment equal to 1.5 times his then current annual base salary; (ii) a cash payment in lieu of a bonus equal to the greater of (a) 1.5 times the average annual bonus he received for the five fiscal year period ending with our last completed fiscal year prior to the termination or (b) his annual bonus target as established by our Board for our last completed fiscal year prior to the termination, the foregoing when combined with (i) not to exceed two times the executive’s then current annual base salary; and (ii) to the extent permitted by the 401(k) Plan and BRP, crediting of any Company contribution attributable to the plan year of the termination and accelerated vesting of any unvested Company contributions to such accounts.

If we terminate Ms. Smith’s employment without cause, if she terminates for good reason, or if we do not renew her employment agreement, pursuant to the executive’s employment agreement, Ms. Smith will be entitled to: (i) an amount equal to two times the executive’s then current annual base salary; and (ii) to the extent permitted by the 401(k) Plan and BRP, crediting of any Company contribution attributable to the plan year of the termination and accelerated vesting of any unvested Company contributions to such accounts.

Under Ms. Smith’s and Mr. Porter’s employment agreements, “cause” is defined as the executive’s: (i) theft, embezzlement, fraud, financial impropriety, any other act of dishonesty relating to such executive’s employment or any willful violation of Company policies or directives or laws, rule or regulations applicable to CMC; (ii) willful commission of acts that would support the finding of a felony or lesser crime involving fraud, dishonesty, misappropriation or moral turpitude; (iii) failure to perform the duties and obligations under such executive’s employment agreement; or (iv) commission of an act in performing such executive’s duties amounting to gross negligence or willful misconduct.

Under Mr. Porter’s employment agreement, “good reason” is defined as our breach of the agreement, a significant reduction in the executive’s responsibilities or compensation, or our requiring the executive to work at a location more than 50 miles from our current location. Under Ms. Smith’s employment agreement, “good reason” is defined as our breach of the agreement or a significant reduction in the executive’s responsibilities or compensation.

EECAs.    In April 2006, our Board authorized the execution of a form EECA with certain key executives, including each of the then-serving NEOs. Ms. Smith entered into an EECA upon the commencement of her employment with CMC, and Ms. Lindsey, Mr. Porter, Mr. Kirkpatrick and Mr. Lawrence entered into an EECA on October 19, 2009, April 19, 2010, November 1, 2013, and April 21, 2016 respectively. The EECA is intended to ensure that we will have the continued attention and dedication of the executive during events that might lead to, and in the event of, a Change in Control of the Company. Should a Change in Control occur, we have agreed to continue to employ each executive for a period of two years thereafter (the “Employment Period”). The EECAs terminate two years after a Change in Control.

During the Employment Period, each executive will continue to receive: (i) an annual base salary equal to at least the executive’s base salary before the Change in Control; (ii) cash bonus opportunities equivalent to that available to the executive under our annual and long-term cash incentive plans in effect immediately preceding the Change in Control; and (iii) continued participation in all incentive plans, including equity incentive, savings, deferred compensation, retirement plans, welfare benefit plans and other employee benefits on terms no less favorable than those in effect during the 90-day period immediately preceding the Change in Control.

If the executive’s employment is terminated during the Employment Period for other than cause or disability (including Constructive Termination (as defined below)), the EECA requires us to pay certain severance benefits to the executive in a lump sum within 30 days following termination. The severance benefits for Mses. Smith and

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Lindsey and Messrs. Porter, Kirkpatrick and Lawrence include an amount equal to unpaid salary, vacation pay and certain other amounts considered to have been earned prior to termination as well as four times the highest annual base salary in effect at any time during the twelve month period prior to the Change in Control.

Under the terms of the EECA, the severance paid is determined based on a multiple of salary only and does not include a multiple of salary plus bonus. Company contributions to retirement plans and participation, including that of the executive’s eligible dependents, in Company provided welfare plan benefits will be continued for two years following termination. The executive shall become fully vested in all stock incentive awards and all stock options shall remain exercisable for the remainder of their term. The EECA contains a “double trigger” in that there must be present both a Change in Control and a termination of the executive in order to trigger severance payments under these agreements. We believe that this double trigger is a reasonable trigger for severance compensation under the EECAs and that these agreements provide a mechanism for eliminating the distraction to the executives that is inherent in change in control events.

The EECA does not provide for a “tax gross up” reimbursement payment by us to the executive for taxes, including excise taxes under Section 4999 of the Code, which the employee may owe as a result of receipt of payments under the EECA. The EECA does require us to determine if the payments to an executive under the EECA combined with any other payments or benefits to which the executive may be entitled (in aggregate the “Change in Control Payments”) would result in the imposition on the executive of the excise tax under Section 4999. We will either reduce the Change in Control Payments to the maximum amount which would not result in imposition of the Section 4999 excise tax or pay the entire Change in Control Payment to the executive if, even after the executive’s payment of the Section 4999 excise tax, the executive would receive a larger net amount.

In the event the executive is terminated more than two years following a Change in Control, no severance benefits are provided under the EECA. The EECA provides that the executive not disclose any confidential information relating to us and, for a period of one year following termination of employment, not compete with the business as conducted by the Company within 100 miles of a Company facility nor solicit or hire employees of the Company or knowingly permit (to the extent reasonably within the executive’s control) any business or entity that employs the executive or in which the executive has an ownership interest to hire Company employees. If a court rules that the executive has violated these provisions, the rights of the executive under the EECA will terminate.

Plan Awards.    In addition to the EECAs, although our existing equity incentive plan provides for accelerated vesting of stock-based awards as a result of a Change in Control, as defined by such plan, we have adopted a “double trigger” requirement for new equity awards effective fiscal year 2019 such that vesting will accelerate only if the participant has a qualifying termination within 24 months after a qualifying change in control event. A “qualifying termination” means retirement occurring at least 12 months after the award’s grant date, termination as a result of the participant’s permanent disability, or termination by us without cause or by the participant for good reason. Further, the 2013 Cash Plan provides that in the event of a Change in Control, the Compensation Committee has discretion to take action to determine the extent to which incentive compensation is considered earned and payable during any performance period, consistent with the requirements of Section 162(m) of the Code, and further consistent with our best interests.

The EECA, cash and equity incentive plans define a Change in Control to be the occurrence of one of the following events: (i) the acquisition of twenty-five percent (25%) or more of our outstanding voting securities; (ii) the replacement of a majority of the members of our Board by directors not approved by the incumbents; (iii) the sale of substantially all of our assets to an entity of which we own less than fifty percent (50%) of the voting securities; or (iv) the merger of the Company resulting in the pre-merger stockholders of the Company not controlling at least fifty percent (50%) of the post-merger voting securities. The EECA defines Constructive Termination as the failure to maintain the executive in the position held by him prior to the Change in Control, a material adverse change in the executive’s responsibilities, the failure to pay the amounts due to him under the EECA or requiring the executive to relocate more than 50 miles from his workplace.

In order to describe the payments and benefits that are triggered for each event, we have created the following tables for each NEO estimating the payments and benefits that would be paid under each element of our compensation program assuming that the NEO’s employment terminated or the Change in Control occurred on

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August 31, 2019, the last day of our 2019 fiscal year. In all cases the amounts were valued as of August 31, 2019, based upon, where applicable, a closing share price on August 30, 2019 of $15.67.

The amounts in the following tables are calculated as of August 31, 2019 pursuant to SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made will be based on the dates and circumstances of the applicable event.

Barbara R. Smith Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (7)	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$2,000,001	$0	$0	$4,000,001	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$0	$2,049,000	$2,049,000	$2,049,000
Long-term Incentives Restricted Stock Unvested and Accelerated(2)	$0	$0	$0	$0	$7,589,953	$7,589,953	$2,911,101	$2,911,101
Stock Options / SARs Unvested and Accelerated(2)	$0	$0	$0	$0	$0	$0	$0	$0
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$1,895,183	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$76,733	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$1,000,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$1,785,000	$0
Accrued Vacation Pay(6)	$76,923	$76,923	$76,923	$76,923	$0	$76,923	$76,923	$76,923

Total	$76,923	$76,923	$2,076,924	$76,923	$7,589,953	$15,687,793	$6,822,024	$6,037,024

(1)

Amounts reported for base salary and annual bonus are calculated pursuant to Ms. Smith’s employment agreement and EECA described on pages 50 through 52. As noted in footnote 7 below, Ms. Smith is not eligible for ordinary retirement.

(2)

Pursuant to the terms of the grant agreements, awards granted in fiscal years 2017 and 2018 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Compensation Committee) and vest 100% upon a Change in Control. Awards granted in fiscal year 2019 vest pro rata only upon death or permanent disability, and continue to vest following retirement at least one year after the grant date for the award. Awards granted in fiscal 2019 also include a “double trigger” under which they will vest 100% upon termination of service within 24 months of a change in control event as a result of permanent disability, by the Company without cause or by the recipient for good reason, or retirement at least one year after the grant date for the award.

(3)

Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for the termination year, as well as two years after, based on the amounts received under the terms of the EECA. Because the employer contributions to the BRP are based on the amounts received under the EECA, including the accelerated vesting of equity awards, the estimated employer contribution to the BRP will fluctuate based on changes in compensation levels as well as changes in the Company’s common stock price.

(4)	Amounts reported are based on estimated costs for two years based upon calendar year 2019 premiums and actual calendar year 2019 coverage.
(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 67.
(6)

As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(7)	Ms. Smith is not eligible for ordinary retirement based on her length of service with the Company.

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Mary A. Lindsey Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$0	$0	$0	$2,460,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$0	$795,000	$795,000	$795,000
Long-term Incentives Restricted Stock/PSUs Unvested and Accelerated(2)	$0	$833,160	$0	$0	$2,146,727	$2,146,727	$833,160	$833,160
Stock Options / SARS Unvested and Accelerated(2)	$0	$0	$0	$0	$0	$0	$0	$0
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$865,701	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$55,310	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$1,000,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$975,000	$0
Accrued Vacation Pay(6)	$47,308	$47,308	$47,308	$47,308	$0	$47,308	$47,308	$47,308

Total	$47,308	$880,468	$47,308	$47,308	$2,146,727	$6,370,046	$2,650,468	$2,675,468

(1)

Amounts reported for base salary and annual bonus are calculated pursuant to Ms. Lindsey’s EECA described on pages 51 through 52. As noted previously, Ms. Lindsey is not subject to an employment agreement that provides for post-termination separation benefits.

(2)

Pursuant to the terms of the grant agreements, awards granted in fiscal years 2017 and 2018 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Compensation Committee) and vest 100% upon a Change in Control. Awards granted in fiscal year 2019 vest pro rata only upon death or permanent disability, and continue to vest following retirement at least one year after the grant date for the award. Awards granted in fiscal 2019 also include a “double trigger” under which they will vest 100% upon termination of service within 24 months of a change in control event as a result of permanent disability, by the Company without cause or by the recipient for good reason, or retirement at least one year after the grant date for the award.

(3)

Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for the termination year, as well as two years after, based on the amounts received under the terms of the EECA. Because the employer contributions to the BRP are based on the amounts received under the EECA, including the accelerated vesting of equity awards, the estimated employer contribution to the BRP will fluctuate based on changes in compensation levels as well as changes in the Company’s common stock price.

(4)	Amounts reported are based on estimated costs for two years based upon calendar year 2019 premiums and actual calendar year 2019 coverage.
(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments for 45 months based upon Ms. Lindsey’s age on August 31, 2019.
(6)

As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

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Tracy L. Porter Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$1,440,000	$0	$0	$2,880,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$0	$1,100,000	$1,100,000	$1,100,000
Long-term Incentives Restricted Stock/PSUs Unvested and Accelerated(2)	$986,076	$986,076	$986,076	$0	$2,810,211	$2,810,211	$986,076	$986,076
Stock Options / SARs Unvested and Accelerated(2)	$0	$0	$0	$0	$0	$0	$0	$0
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$1,134,231	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$62,457	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$1,000,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$1,260,000	$0
Accrued Vacation Pay(6)	$55,385	$55,385	$55,385	$55,385	$0	$55,385	$55,385	$55,385

Total	$1,041,461	$1,041,461	$2,481,461	$55,385	$2,810,211	$8,042,284	$3,401,461	$3,141,461

(1)	Amounts reported for base salary and bonus are calculated pursuant to Mr. Porter’s employment agreement and EECA described on pages 50 through 52.
(2)

Pursuant to the terms of the grant agreements, awards granted in fiscal years 2017 and 2018 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Compensation Committee) and vest 100% upon a Change in Control. Awards granted in fiscal year 2019 vest pro rata only upon death or permanent disability, and continue to vest following retirement at least one year after the grant date for the award. Awards granted in fiscal 2019 also include a “double trigger” under which they will vest 100% upon termination of service within 24 months of a change in control event as a result of permanent disability, by the Company without cause or by the recipient for good reason, or retirement at least one year after the grant date for the award.

(3)

Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for the termination year, as well as two years after, based on the amounts received under the terms of the EECA. Because the employer contributions to the BRP are based on the amounts received under the EECA, including the accelerated vesting of equity awards, the estimated employer contribution to the BRP will fluctuate based on changes in compensation levels as well as changes in the Company’s common stock price.

(4)	Amounts reported are based on estimated costs for two years based upon calendar year 2019 premiums and actual calendar year 2019 coverage.
(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 67.
(6)

As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

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Paul K. Kirkpatrick Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (7)	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$0	$0	$0	$1,920,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$0	$475,000	$475,000	$475,000
Long-term Incentives Restricted Stock/PSUs Unvested and Accelerated(2)	$0	$0	$0	$0	$1,350,472	$1,350,472	$502,924	$502,924
Stock Options / SARs Unvested and Accelerated(2)	$0	$0	$0	$0	$0	$0	$0	$0
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$542,021	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$73,654	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$960,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$5,460,000	$0
Accrued Vacation Pay(6)	$36,923	$36,923	$36,923	$36,923	$0	$36,923	$36,923	$36,923

Total	$36,923	$36,923	$36,923	$36,923	$1,350,472	$4,398,070	$6,474,847	$1,974,847

(1)

Amounts reported for base salary and annual bonus are calculated pursuant to Mr. Kirkpatrick’s EECA described on pages 51 through 52. As noted previously, Mr. Kirkpatrick is not subject to an employment agreement that provides for post-termination separation benefits. As noted in footnote 7 below, Mr. Kirkpatrick is not eligible for ordinary retirement.

(2)

Pursuant to the terms of the grant agreements, awards granted in fiscal years 2017 and 2018 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Compensation Committee) and vest 100% upon a Change in Control. Awards granted in fiscal year 2019 vest pro rata only upon death or permanent disability, and continue to vest following retirement at least one year after the grant date for the award. Awards granted in fiscal 2019 also include a “double trigger” under which they will vest 100% upon termination of service within 24 months of a change in control event as a result of permanent disability, by the Company without cause or by the recipient for good reason, or retirement at least one year after the grant date for the award.

(3)

Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for the termination year, as well as two years after, based on the amounts received under the terms of the EECA. Because the employer contributions to the BRP are based on the amounts received under the EECA, including the accelerated vesting of equity awards, the estimated employer contribution to the BRP will fluctuate based on changes in compensation levels as well as changes in the Company’s common stock price.

(4)	Amounts reported are based on estimated costs for two years based upon calendar year 2019 premiums and actual calendar year 2019 coverage.
(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 67.
(6)

As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(7)	Mr. Kirkpatrick is not eligible for ordinary retirement based on his length of service with the Company.

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EXECUTIVE COMPENSATION

Paul Lawrence Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement (7)	Involuntary Termination Without Cause or Good Reason Termination	For Cause Termination	CIC With No Termination	CIC Involuntary or Good Reason Termination	Permanent Disability	Death
Termination Compensation:
Base Salary(1)	$0	$0	$0	$0	$0	$1,700,000	$0	$0
Annual Cash Incentive Bonus(1)	$0	$0	$0	$0	$0	$340,000	$340,000	$340,000
Long-term Incentives Restricted Stock/PSUs Unvested and Accelerated(2)	$0	$0	$0	$0	$672,337	$672,337	$232,252	$232,252
Stock Options / SARs Unvested and Accelerated(2)	$0	$0	$0	$0	$0	$0	$0	$0
Benefits and Perquisites:
BRP, 401(k) and Profit Sharing Contributions(3)	$0	$0	$0	$0	$0	$362,917	$0	$0
Welfare Continuation Benefit(4)	$0	$0	$0	$0	$0	$55,792	$0	$0
Life Insurance Proceeds	$0	$0	$0	$0	$0	$0	$0	$850,000
Disability Benefits(5)	$0	$0	$0	$0	$0	$0	$4,985,000	$0
Accrued Vacation Pay(6)	$32,692	$32,692	$32,692	$32,692	$0	$32,692	$32,692	$32,692

Total	$32,692	$32,692	$32,692	$32,692	$672,337	$3,163,738	$5,589,944	$1,454,944

(1)

Amounts reported for base salary and annual bonus are calculated pursuant to Mr. Lawrence’s EECA described on pages 51 through 52. As of August 31, 2019, Mr. Lawrence was not subject to an employment agreement that provides for post-termination separation benefits. As noted in footnote 7 below, Mr. Lawrence is not eligible for ordinary retirement.

(2)

Pursuant to the terms of the grant agreements, awards granted in fiscal years 2017 and 2018 vest pro rata upon death, permanent disability or following retirement or permitted early retirement (subject to consent of the Compensation Committee) and vest 100% upon a Change in Control. Awards granted in fiscal year 2019 vest pro rata only upon death or permanent disability, and continue to vest following retirement at least one year after the grant date for the award. Awards granted in fiscal 2019 also include a “double trigger” under which they will vest 100% upon termination of service within 24 months of a change in control event as a result of permanent disability, by the Company without cause or by the recipient for good reason, or retirement at least one year after the grant date for the award.

(3)

Amounts reported represent a calculation of employer contributions to the 401(k) and BRP plans for the termination year, as well as two years after, based on the amounts received under the terms of the EECA. Because the employer contributions to the BRP are based on the amounts received under the EECA, including the accelerated vesting of equity awards, the estimated employer contribution to the BRP will fluctuate based on changes in compensation levels as well as changes in the Company’s common stock price.

(4)	Amounts reported are based on estimated costs for two years based upon calendar year 2019 premiums and actual calendar year 2019 coverage.
(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive is age 67.
(6)

As required by state law and our vacation program, we will pay any earned but unused vacation pay after termination of employment for any reason. Amount shown assumes the executive is entitled to the full annual vacation benefit at termination.

(7)	Mr. Lawrence is not eligible for ordinary retirement based on his length of service with the Company.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, and in accordance with applicable SEC interpretive guidance, we are providing the ratio of the annual total compensation of our chief executive officer (CEO), Ms. Smith, to the annual total compensation of our median employee as of August 31, 2019. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

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EXECUTIVE COMPENSATION

As permitted by SEC rules, we used the same “Median Employee” that was identified in the preparation of our pay ratio disclosure last year because there has been no change in our employee population or employee compensation arrangements that we believe would result in a significant change to our pay ratio disclosure. For fiscal year 2019, our CEO had annual total compensation of $7,648,588, as reflected in the Summary Compensation Table, and the annual total compensation of our Median Employee was $52,872 (calculated in the same manner as the CEO). Therefore, we estimate that Ms. Smith’s annual total compensation for 2019 was 145 times that of our Median Employee.

Last year, we identified our Median Employee using our employee population as of August 31, 2018, the last day of our 2018 fiscal year. In determining the employee population, we included 7,252 employees in the United States and 2,003 employees in Poland, and excluded 12 employees in China, who represented less than 5% of our total employees, as permitted under the applicable SEC de minimis exemption. We included all full-time and part-time employees of the Company and its consolidated subsidiaries, and did not annualize the compensation of permanent employees who did not work for the entire year. Earnings of our employees in Poland were converted from PLN to U.S. dollars using the average exchange rate for the 90-day period ending August 31, 2018. The Company determined its Median Employee utilizing total taxable income, or equivalent, consistently applied to all employees in the population.

In addition, our employee population data described above omits approximately 3,486 employees we acquired in the Acquisition and who did not work for the Company for the full 2019 fiscal year.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Compensation Risk Assessment – Company-wide Compensation Policies and Programs

The Compensation Committee has established and plans to continue to refine Company-wide compensation policies and programs that reward contributions to long-term stockholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Compensation Committee undertook, during our most recently ended fiscal year, an assessment of our compensation arrangements, including those for our NEOs. In conducting this assessment, the Compensation Committee asked Korn Ferry, its independent compensation consultant to perform, among other things, a review of our (i) compensation philosophy, (ii) peer group companies, (iii) compensation mix, (iv) cash and equity-based incentive plans, and (v) administrative procedures. The Compensation Committee also asked Korn Ferry to examine our cash and equity-based compensation plans in comparison to market practices.

The considerations and findings of the assessment by the Compensation Committee included:

•	The Compensation Committee believes that the distribution of compensation among our core compensation elements focuses our employees on both the nearer-term and long-term performance of the Company.

•	Our cash incentive compensation programs include both financial and operational measures intended to be aligned with the Company’s short-, medium- and long-term business goals.

•	Our equity-based incentive awards provide for payouts over a multi-year period so that our NEOs remain focused on our performance beyond the immediate fiscal year.

•

Our cash and equity-based awards contain a range of performance levels, multiple metrics and payouts to discourage executives from taking risky actions to meet a single target with an all-or-nothing result of compensation or no compensation.

•	Caps on awards to certain executives, limits on maximum award size and our clawback policy also limit risk under the Company’s incentive plans.

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EXECUTIVE COMPENSATION

•	A cap is placed on the number of shares of common stock of CMC that may be awarded to any director in any fiscal year.

•	Executives and directors are encouraged to hold a meaningful number of shares of CMC’s common stock pursuant to our stock ownership policy.

•

The target long-term incentive awards are designed to achieve, when combined with base salary and the target Annual Cash Incentive Bonus, total compensation at approximately the 50th percentile of Peer Data and, when achieving maximum performance, to reach total compensation at the upper quartile of Peer Data.

Based upon this assessment, the Compensation Committee does not believe that our Company-wide compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

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NON-EMPLOYEE DIRECTOR COMPENSATION

The compensation arrangements for non-employee directors are described below. The following table and footnotes outline the compensation paid to our non-employee directors for fiscal year 2019, as well as the outstanding equity awards held by the non-employee directors as of August 31, 2019. Ms. Smith did not receive fees for her service on our Board during fiscal year 2019.

Fiscal Year 2019 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Vicki L. Avril	$121,375	$99,997	$—	$221,372
Rhys J. Best	$124,175	$99,997	$—	$224,172
Richard B. Kelson	$136,437	$99,997	$—	$236,434
Rick J. Mills	$135,000	$99,997	$—	$234,997
Sarah E. Raiss	$123,512	$97,035	$—	$220,547
J. David Smith	$125,075	$99,997	$—	$225,072
Charles L. Szews	$125,000	$99,997	$—	$224,997
Joseph C. Winkler	$145,925	$99,997	$—	$245,922

(1)

Ms. Avril elected to receive $15,625 of her fiscal year 2019 director fees in the form of common stock purchased at the time the quarterly fees were paid. Mr. Mills elected to receive $33,750 of his fiscal year 2019 director fees in RSUs.

(2)

Includes the grant date fair value of equity awards granted in fiscal year 2019 and calculated in accordance with FASB ASC Topic 718. Assumptions used in determining these values can be found in Note 15 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, which was filed with the SEC on October 23, 2019. Five of the non-employee directors were granted restricted stock awards (“RSAs”), one of the non-employee directors was granted RSUs, and two of the non-employee directors elected to defer the equity portion of their annual retainer fee in RSUs to be paid following their termination of service on our Board. Each RSA and RSU equity award vests on January 8, 2020, provided such director is still serving as a director or such director has not had an accelerated vesting event, such as retirement, death, permanent disability or a change in control. As of August 31, 2019, each individual who served as a non-employee director during fiscal year 2019 had outstanding the following number of deferred RSUs, RSAs or RSUs:

Director	Deferred Restricted Stock Units	Restricted Stock/ Restricted Stock Units
Vicki L. Avril	25,510	6,301
Rhys J. Best	—	6,301
Richard B. Kelson	58,555	—
Rick J. Mills	105,300	—
Sarah E. Raiss	14,806	6,301
J. David Smith	—	6,301
Charles L. Szews	—	6,301
Joseph C. Winkler	—	6,301

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NON-EMPLOYEE DIRECTOR COMPENSATION

(3)

In addition, costs of less than $5,000 per director were incurred by us in connection with certain spouses attending activities related to the 2019 annual meeting of stockholders. We incurred costs associated with minor commemorative items, meals, entertainment, sightseeing and similar activities for each director and accompanying guest, if present.

Director Retainers and Fees

None of our employees receive additional compensation for serving as a director. In addition, if the Board or any committee holds more than ten meetings in a calendar year, members of the Board and such committee are entitled to receive Board and committee meeting fees of $2,000 per additional meeting attended. Our non-employee directors receive annual retainer fees for Board and committee service as set forth below:

	Retainer ($)
Annual Director Retainer (the “Annual Director Retainer”)	$200,000	(1)
Lead Director	$35,000
Audit Committee Chair	$25,000
Compensation Committee Chair	$17,500
Finance Committee Chair	$12,000
Nominating & Corporate Governance Committee Chair	$12,000
Audit Committee Member	$15,000
Compensation Committee Member	$10,000
Finance Committee Member	$10,000
Nominating & Corporate Governance Committee Member	$10,000

(1)

In fiscal year 2019, directors received one-half of the Annual Director Retainer in equity paid annually and one-half in cash paid quarterly. The equity portion of the Annual Director Retainer was fully issued in restricted stock and RSUs in the 2019 calendar year. Additionally, any director may elect to be paid the cash portion of the Annual Director Retainer or committee retainer(s) in common stock. CMC maintains a Non-Employee Director Deferred Compensation Program under which non-employee directors may defer all or a portion of their compensation until their separation from our Board.

Director Stock Ownership Guidelines

Under CMC’s stock ownership guidelines, non-employee directors are required to own Company common stock equal in value to five times such person’s annual cash retainer, and each non-employee director has five years from joining the Board to achieve this threshold.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee for fiscal year 2019 were Mr. Kelson (Chairman), Mses. Avril and Raiss and Mr. Winkler. In addition, Messrs. Best and Smith served on the Compensation Committee through January 9, 2019, when they each were appointed to the Audit Committee. No member of the Compensation Committee was at any time during fiscal year 2019, or at any other time, an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving either as a member of our Compensation Committee or as a member of our Board. There were no relationships requiring disclosure under Item 404 of Regulation S-K or Item 407(e)(4) of Regulation S-K that involved any member of the Compensation Committee during the last fiscal year.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Bryan Porter, son of our Executive Vice President and Chief Operating Officer, Tracy L. Porter, is employed by us as Director of Operations for CMC Steel South Carolina. In this capacity, he was paid cash compensation, including base salary and annual bonus, of $364,946 for his services during fiscal year 2019, which is in line with CMC’s normal pay policies and practices. He received total taxable compensation of $427,445.16, including life insurance, car allowance and the tax value of restricted stock that vested in fiscal year 2019. Tracy L. Porter does not directly or indirectly determine the compensation or job position of Bryan Porter.

Since 1978, we have had a Code of Conduct that applies to all directors, officers and employees (collectively, “Covered Persons”). The Code of Conduct, as amended and effective as of January 1, 2010, can be found in the Corporate Governance section of our website at www.cmc.com. The Code of Conduct prohibits a Covered Person from engaging in transactions in which he or she may have a conflict of interest without first disclosing the potential conflict of interest to his or her supervisor and seeking prior approval. Additionally, we have adopted a written policy regarding review and approval of related party transactions by the Audit Committee (the “Related Person Transactions Policy”).

CMC’s Related Person Transactions Policy defines a “Related Person Transaction” as any transaction involving an amount in excess of $120,000 in which the Company is a participant and in which a Related Person (as defined below) has or will have a direct or indirect material interest, including, without limitation, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships. The Related Person Transactions Policy also contains categories of certain transactions that our Board has identified as not constituting Related Person Transactions, because such transactions are not deemed to create a direct or indirect material interest for the Related Person.

A “Related Person” is (i) an executive officer or director of the Company or a nominee for director of the Company, (ii) a beneficial owner of more than 5% of any class of voting securities of the Company or (iii) an immediate family member of any of the persons identified in clauses (i) or (ii). Immediate family members include a person’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any individual (other than a tenant or employee) sharing the household of such person.

Under the Related Person Transactions Policy, each Related Person Transaction must be approved or ratified in accordance with the guidelines set forth in the policy (i) by the Audit Committee or (ii) if the Audit Committee determines that the approval or ratification of such Related Person Transaction should be considered by all of the disinterested members of our Board, by such disinterested members of our Board by the vote of a majority thereof. In considering whether to approve or ratify any Related Person Transaction, the Audit Committee or the disinterested members of our Board, as the case may be, shall consider all factors that in their discretion are relevant to the Related Person Transaction.

No director participates in any discussion or approval of a Related Person Transaction for which he or she is a Related Person, except that the director is required to provide all material information concerning the Related Person Transaction to the Audit Committee or disinterested directors reviewing such transaction.

Except as described herein, there were no transactions considered to be a Related Person Transaction since the beginning of CMC’s 2019 fiscal year through the date of this proxy statement.

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AUDIT COMMITTEE REPORT

The following report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Our Board annually selects the members of the Audit Committee. During fiscal year 2019, the members of the Audit Committee were Messrs. Mills (Chairman), Best, Smith and Szews. In addition, Ms. Avril and Mr. Kelson served on the Audit Committee through January 9, 2019, when they each were appointed to the Compensation Committee. Our Board has determined that each member of the Audit Committee is qualified to serve. Our Board has determined that each member of the Audit Committee satisfies all applicable financial literacy requirements, and each member is independent as required by the Sarbanes-Oxley Act and as “independent” is defined by the listing standards of the NYSE. Our Board has determined that Ms. Avril and Messrs. Best, Kelson, Mills, Smith and Szews meet the definition of “audit committee financial expert” as defined by the SEC. During fiscal year 2019, the Audit Committee met seven times.

Roles and Responsibilities

The Audit Committee’s responsibilities are outlined in a charter approved by our Board, a current copy of which can be found on our website at www.cmc.com under the Corporate Governance section. On an annual basis, the Audit Committee conducts a self-assessment review and also reviews and assesses the adequacy of its charter.

The role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities related to the integrity of the Company’s financial statements and disclosures, the Company’s compliance with legal and regulatory requirements, the Company’s procedures for monitoring compliance with the Company’s Code of Conduct and Business Ethics, the qualifications, independence and performance of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function and the Company’s internal control systems. The Audit Committee, among other activities described in its charter, has sole authority for the appointment (subject to stockholder ratification), compensation, retention, oversight, termination and replacement of the independent registered public accounting firm, recommends to our Board whether the audited financial statements should be included in our Annual Report on Form 10-K, reviews quarterly financial statements and earnings press releases with management and the independent registered public accounting firm, reviews with our internal audit staff and independent registered public accounting firm our controls and procedures and is responsible for approving all audit and engagement fees of the independent registered public accounting firm. The Audit Committee also participates in the selection of the Company’s lead audit partner. The Audit Committee regularly meets independently as a committee and separately from management with the internal audit staff, the independent registered public accounting firm, as well as the Chief Financial Officer and the General Counsel.

Management of the Company has the responsibility for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for the establishment and maintenance of systems of disclosure controls and procedures and internal control over financial reporting. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for auditing the Company’s financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with accounting principles generally accepted in the United States, performing reviews of the unaudited quarterly financial statements and auditing and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, internal audit group and independent registered public accounting firm.

Fiscal 2019 Actions

During fiscal year 2019, management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The

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AUDIT COMMITTEE REPORT

Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2019 with management and with the independent registered public accounting firm. These discussions included a review of the reasonableness of significant judgments and estimates, the quality, not just acceptability, of the Company’s accounting principles, disclosures and such other matters as are required to be discussed by the Statement on Auditing Standards No. 1301 (Communications with Audit Committees). In addition, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the adequacy and effectiveness of the Company’s financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including the respective reports of management and the independent registered public accounting firm on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s review does not provide its members with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and SEC rules. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent registered public accounting firm its independence under such standards and has determined that the services provided by Deloitte & Touche LLP are compatible with maintaining its independence.

Fiscal 2019 Audited Financial Statements

Based on the Audit Committee’s discussions with management, the Company’s internal auditors and Deloitte & Touche LLP, and the Audit Committee’s review of the audited financial statements, including the representations of management and Deloitte & Touche LLP with respect thereto, and subject in all cases to the limitations on the role and responsibilities of the Audit Committee referred to above and set forth in the Audit Committee charter, the Audit Committee recommended to the Company’s Board of Directors, and the Board approved, that the Company’s audited financial statements for the fiscal year ended August 31, 2019 be included in the Company’s Annual Report on Form 10-K as filed on October 23, 2019 with the SEC.

Rick J. Mills, Chairman

Rhys J. Best

J. David Smith

Charles L. Szews

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020, subject to stockholder ratification. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1959. The Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP as our independent registered public accounting firm is in the best interests of CMC and its stockholders. Fees billed by Deloitte & Touche LLP to us for services provided in the fiscal years ended August 31, 2019 and August 31, 2018 were:

Type of Fees	Fiscal Year 2019	Fiscal Year 2018
Audit Fees	$4,244,413	$3,677,328
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$6,154	$8,619
Total	$4,250,567	$3,685,947

“Audit Fees” are fees billed by Deloitte & Touche LLP for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and for the review of our consolidated financial statements included in our Quarterly Reports on Forms 10-Q, or for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are fees billed by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements. “Tax Fees” are billed by Deloitte & Touche LLP for professional services for tax compliance, tax advice and tax planning. “All Other Fees” are fees billed by Deloitte & Touche LLP for any services not included in the first three categories. For fiscal years 2019 and 2018, “All Other Fees” consisted of fees billed for use of the Deloitte Accounting Research Tool, formerly the Deloitte Technical Library, an online research tool.

The Audit Committee has adopted the following practices regarding the engagement of our independent registered public accounting firm to perform services for us:

For audit services (including statutory audit engagements as required under local country laws), the independent registered public accounting firm shall provide the Audit Committee with an engagement letter outlining the scope and fee budget proposal for the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter and budget for audit services will be formally accepted by the Audit Committee.

For non-audit services, Company management periodically submits to the Audit Committee for pre-approval a list of non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. Company management and the independent registered public accounting firm each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Audit Committee will review and approve, as it considers appropriate, both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process. All of the services described above were approved by the Audit Committee pursuant to these pre-approval processes. The Audit Committee considers non-audit fees and services when assessing auditor independence.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To ensure prompt handling of unexpected matters, the Audit Committee may periodically delegate to the Chairman of the Audit Committee the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman of the Audit Committee will report any action taken in this regard to the Audit Committee at the next Audit Committee meeting.

The Audit Committee has specifically charged the independent registered public accounting firm with the responsibility of ensuring that all audit and non-audit services provided to us have been pre-approved by the Audit Committee. The CFO and independent registered public accounting firm are responsible for tracking all of the independent registered public accounting firm’s fees against the pre-approved budget for such services and periodically reporting that status to the Audit Committee.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Our Board requests that stockholders ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending August 31, 2020. In the event that the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change should be made.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020.

The Audit Committee and our Board recommend a vote FOR the ratification of the appointment of Deloitte & Touche LLP.

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PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing stockholders with an advisory, non-binding vote on the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules, which is commonly referred to as a “say-on-pay vote.” At the 2018 annual meeting, stockholders were also asked to vote on a proposal seeking their views as to whether the say-on-pay vote should be held every year, every two years or every three years. A majority of stockholders voting on the matter indicated a preference for holding such vote on an annual basis. Accordingly, our Board decided, as previously disclosed, that the advisory vote on executive compensation will be held on an annual basis at least until the next non-binding stockholder vote on the frequency with which the advisory vote on executive compensation should be held.

As disclosed in the Compensation Discussion and Analysis (which starts on page 30 of this proxy statement), CMC believes that its executive compensation program is reasonable, competitive and strongly focused on pay-for-performance principles. The objectives of CMC’s executive compensation program are to:

•	facilitate the attraction and retention of top-caliber talent;

•	align executive pay with performance;

•	align the interests of our executives with those of our stockholders; and

•	offer median base salaries and competitive employee benefits coupled with meaningful short- and long-term “variable” incentives dependent upon achieving the financial performance goals.

Within the objectives listed above, the Compensation Committee generally believes that it is in the interests of CMC and its stockholders that the “variable” compensation performance metrics should be:

•	primarily based on pre-established performance goals;

•	designed to compensate based upon a combination of individual, business unit and Company performance; and

•	established and communicated early in the performance period in order to align individual performance with Company goals.

While our annual say-on-pay vote is advisory, we value the opinions of our stockholders and carefully and thoughtfully consider our stockholders’ concerns and opinions in our annual evaluation of our executive compensation program.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our NEO compensation by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers of CMC, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other compensation tables and accompanying narrative discussion, is approved.”

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt the proposal to approve the advisory resolution relating to the compensation of our NEOs as disclosed in this proxy statement. The say-on-pay vote is an advisory vote only, and therefore it will not bind CMC or our Board. However, our Board and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

Our Board recommends a vote FOR the approval of the advisory resolution relating to the compensation of our NEOs as disclosed in this proxy statement.

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PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

After careful consideration, on November 19, 2019, the Board, on recommendation of the Compensation Committee, approved the amendment and restatement of the Commercial Metals Company 2013 Long-Term Equity Incentive Plan (the “2013 Plan”), subject to stockholder approval. The 2013 Plan is the Company’s only equity plan. If approved by our stockholders, the amendment and restatement of the 2013 Plan will do the following:

•

Remove the fungible share formula so that, going forward, each share underlying an award granted under the 2013 Plan will reduce the share reserve by one share and all shares underlying expired, terminated, cancelled or forfeited awards that are granted on or after the effective date of the amendment and restatement of the 2013 Plan will be returned to the share reserve in the same manner.

•	Replace the annual limit on awards to each of our non-employee directors of 100,000 shares with an annual limit on all compensation to each of our non-employee directors of $500,000.

•	Update the 2013 Plan to reflect changes to the Internal Revenue Code (the “Code”).

•	Extend the maximum exercise period for options and stock appreciation rights from seven years to 10 years.

•	Modify the minimum vesting period for time-vested stock awards from three years to one year, with an exception for such awards with respect to a maximum of 5% of the share reserve under the 2013 Plan.

•	Extend the term of the 2013 Plan to the 10th anniversary of the Board’s adoption of the amendment and restatement of the 2013 Plan.

•	Make other minor administrative changes.

The amendment and restatement of the 2013 Plan will become effective only if and when approved by stockholders. If stockholders do not approve this Proposal 4, the 2013 Plan will continue in effect under its current terms until November 27, 2022.

Highlights of Key Corporate Governance Practices and Provisions in the 2013 Plan

The 2013 Plan includes features designed to protect stockholder interests and reflect our compensation and governance principles, as described below.

•

No Dividends on Unvested Awards.    Dividends and dividend equivalents are not payable with respect to awards prior to the award becoming vested and are subject to forfeiture to the same extent as the underlying award.

•	Director Compensation Limit. Awards under the 2013 Plan and all other compensation payable to each non-employee director is subject to an aggregate limit of $500,000 per year.

•	Employee Annual Grant Limits. The 2013 Plan contains annual grant limits for awards to employees.

•

No Liberal Share Recycling on Appreciation Awards.    Shares tendered or withheld to cover taxes or pay the exercise of an option or stock appreciation right are not again available for grant under the plan.

•	One-Year Minimum Vesting Requirement. Subject to certain limited exceptions, time-based stock awards require minimum vesting periods that are not less than one year from the date an award is granted.

•

Clawback Policy.    Incentive compensation is subject to recoupment as required by law or pursuant to the Company’s clawback policy (as described in further detail in the CD&A portion of this proxy statement).

•

No Discounted Options or Stock Appreciation Rights.    Options and stock appreciation rights must have an exercise price or base price at or above the fair market value per share of our common stock on the date of grant.

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PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

•	Prohibition on Repricing. The 2013 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of our stockholders.

•	No Liberal Change-in-Control Definition. The 2013 Plan does not include a “liberal” change in control definition (i.e., mergers require actual consummation).

•	No Single Trigger Vesting. The 2013 Plan does not contain any automatic single trigger vesting of awards upon a change in control.

•	No Excise Tax Gross-ups. The 2013 Plan does not provide for any excise tax gross-up payments or “parachute payments”.

•	Transfer Restrictions. The 2013 Omnibus Plan includes robust transfer restrictions.

•

Fixed Term and Fixed Share Authorization.    The 2013 Plan has a term of ten years and no evergreen feature (i.e., the amount of shares authorized is fixed and can only be increased with stockholder approval).

Background and Rationale for Approval

On November 27, 2012, the Board adopted the 2013 Plan, which was subsequently approved by the Company’s stockholders in January 2013. The stockholders reapproved the material terms of the performance goals applicable to performance awards under the 2013 Plan at the Company’s annual meeting in January 2018.

The 2013 Plan authorizes the grant of stock options and other forms of stock-based compensation, referred to as equity awards. Our Compensation Committee and the Board believe that stock-based compensation is a very important factor in attracting and retaining experienced and talented employees who can contribute significantly to the management, growth and profitability of our business. Additionally, our Compensation Committee and the Board believe that stock-based compensation aligns the interests of our management with the interests of our stockholders. The availability of equity awards not only increases employees’ focus on the creation of stockholder value, but also enhances employee retention and generally provides increased motivation for our employees to contribute to the future success of the Company.

The 2013 Plan currently includes a fungible share formula under which shares subject to “full-value” awards (awards other than stock options and stock appreciation rights) reduce the share reserve by 2.63 shares for every one share issued underlying a full-value award, while the share reserve is reduced by one share for every share subject to a stock option or stock appreciation right. Given that the Company’s current practice is to grant only full-value awards, removing the fungible share counting provision will have the effect of allowing the Company to grant more full-value awards under the 2013 Plan than it would be able to grant absent such revision, with no increase to the share reserve being needed at this time. Accordingly, full-value awards granted on or after the effective date of the amended and restated 2013 Plan would be counted against the amended and restated 2013 Plan’s maximum share limit as one share for every one share underlying the award. However, because the 2.63 formula was in place with respect to awards granted before the amendment and restatement of the 2013 Plan, any forfeitures, cancellations or other terminations of a full-value award that was granted before the effective date of the amended and restated 2013 Plan will return back to the amended and restated 2013 Plan’s share reserve as 2.63 shares for every one share underlying the relevant award to reflect the formula used when the award was granted.

As of October 31, 2019, 4,489,862 shares of common stock remained available for future awards under the 2013 Plan. Under the fungible share formula where one full-value award is counted against the plan as 2.63 shares, a maximum of 1,707,171 shares could be issued in respect of full-value awards. Our average annual shares issued for awards under the 2013 Plan for the past three years is approximately 1.4 million shares. If our stockholders approve the amendment and restatement, then all 4,489,862 shares will be available for new stock awards and performance awards under the 2013 Plan. The Board and the Compensation Committee believe that the amendment and restatement of the 2013 Plan will give us greater flexibility to structure future incentives and better attract, retain, motivate and reward employees, non-employee directors and consultants.

As described in the “Non-Employee Director Compensation” section of this proxy statement, our non-employee directors currently receive compensation in the form of RSU grants and cash fees. Our 2013 Plan currently

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PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

provides for maximum number of shares that may be granted during any fiscal year to any non-employee director of 100,000. We are proposing replacing this annual limit on shares under the 2013 Plan with an annual limit on overall non-employee director compensation to better align our director compensation with current concepts of good corporate governance, based on the recommendation of the Compensation Committee’s independent compensation consultant. If approved, this increase will be effective as of the 2020 annual meeting of stockholders.

Potential Dilution

The Compensation Committee, working with management and our independent compensation advisors, determined that removing the fungible share formula from the 2013 Plan without asking for an increase to the share reserve was in the best interests of the Company and the stockholders. Requesting additional shares would dilute current stockholders, but removing the fungible share formula will allow us to make additional grants without such additional dilution. The Board and the Compensation Committee recognize the effect of dilution on our stockholders, and weighted potential dilution heavily when considering the 2013 Plan amendment and restatement.

Burn Rate

The “burn rate” measures the potential dilutive effect of our annual equity awards. The annual burn rate expresses the amount of equity awards a company grants annually relative to its shares of common stock outstanding, by dividing the number of shares granted during the applicable fiscal year by the weighted average number of shares outstanding for that year.

The following table provides information on the annual burn rate and the three-year average burn rate for the past three fiscal years:

Shares Awarded Under 2013 Long-Term Equity Incentive Plan

Fiscal Year Ended 8/31	Total Equity Awards	Weighted Average Number of Shares Outstanding	Burn Rate (%)
2019	1,505,449	117,834,558	1.3%
2018	1,216,461	116,822,583	1.0%
2017	1,462,442	115,654,466	1.3%

Overhang

Summarized below is the total number of shares outstanding pursuant to awards granted and shares available for issuance for future equity awards under the 2013 Plan as of October 31, 2019. Also shown are the number of shares that would be available for future grant if the restated 2013 Plan is approved:

	Shares Subject to Outstanding Stock Options(1)	Shares Subject to Outstanding Full-Value Awards(2)	Shares Remaining Available for Future Grant(2)
As of October 31, 2019 (before restatement approval)	0	3,460,161	4,489,862(3)
Shares Remaining Available for Future Grant if the 2013 Plan is Approved			4,489,862(4)

(1)	As of October 31, 2019, there are no stock options outstanding.
(2)	Assumes the target performance requirements for outstanding performance-based awards are achieved.
(3)	Given the 2.63 – to – 1.0 fungible ratio in place prior to this proposed restatement, 1,707,171 of these shares could be issued as full-value awards.

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PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

(4)

The share reserve will be reduced by grants made after October 31, 2019 and prior to stockholder approval of this proposed restatement, and any new grants made under the 2013 Plan will be counted as one share for each one share granted.

Summary of the Amended and Restated 2013 Plan

The following is a summary of the material terms of the amended and restated 2013 Plan. This summary is qualified in its entirety by reference to the amended and restated 2013 Plan, a copy of which is attached as Appendix A to this proxy statement. References to the 2013 Plan in the remainder of this discussion refer to the amended and restated 2013 Plan as if this Proposal 4 is approved by our stockholders, unless otherwise specified or the context otherwise references the 2013 Plan prior to it being amended. The amended and restated 2013 Plan will become effective only if and when approved by stockholders.

Purposes

The purposes of the 2013 Plan are to (a) align the interests of our stockholders and recipients of awards under the 2013 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (b) advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors and independent contractors, and (c) motivate such persons to act in the long-term best interests of the Company and its stockholders.

Administration

The 2013 Plan is administered by a committee of the Board or a subcommittee thereof, comprised entirely of independent directors (the “Committee”). Currently, the Board has delegated administration of the 2013 Plan to the Compensation Committee of our Board, which is comprised solely of independent directors.

Eligibility

Participants in the 2013 Plan consist of such officers, other employees, non-employee directors, independent contractors, and persons expected to become officers, other employees, non-employee directors and independent contractors of the Company and its subsidiaries as selected by the Committee in its sole discretion. As of October 31, 2019 approximately 11,797 employees, eight non-employee directors and 15 consultants were eligible to participate in the 2013 Plan.

Available Shares

The maximum aggregate number of shares of the Company’s common stock that may be issued under the 2013 Plan since the inception of the plan is 15,750,000 shares. If this restatement of the 2013 Plan is approved by our stockholders, then after the effective date of the restatement, a total of 4,489,862 shares will be available for the grant of new awards, less any grants made after October 31, 2019 and prior to the effective date of the restatement, and subject to certain adjustments as described in the 2013 Plan and below.

To the extent that shares subject to an award are not issued or delivered due to the expiration, termination, cancellation or forfeiture of the award (other than shares subject to an option cancelled on settlement in shares of a tandem stock appreciation right or subject to a tandem stock appreciation right cancelled on exercise of a related option), or the settlement of the award in cash, will again be available for future awards under the 2013 Plan. Shares delivered to or withheld by the Company to pay the withholding taxes for awards other than options or stock appreciation rights will again be available for future awards under the 2013 Plan. However, shares delivered to or withheld by the Company to pay the exercise price or withholding taxes for an option or stock appreciation right will not again be available for future awards under the Plan.

The number of shares that again become available for grant under the 2013 Plan as described above will be added to the share reserve on a one-for-one basis, except that any shares subject to a full-value award granted under the 2013 Plan before the effective date of the amendment and restatement that again become available for grant will be added as 2.63 shares for each share subject to such award.

The market value of our common stock as reported on the NYSE as of November 18, 2019, was $20.21 per share.

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PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

Maximum Awards

The 2013 Plan provides that to the extent necessary for awards to qualify as performance-based compensation under Code Section 162(m), awards will be subject to the following annual limits:

•	The maximum number of shares of common stock with respect to which options or stock appreciation rights may be granted during any fiscal year to any person is 1,000,000.

•	The maximum number of shares that may be earned by any person with respect to performance awards denominated in common stock for each 12-month period during a performance period is 1,000,000.

•	The maximum amount that may be earned by any person for each 12-month period during a performance period with respect to performance awards denominated in cash is $3,500,000.

Non-Employee Director Limits

The 2013 Plan generally provides that the aggregate grant date fair value of all awards granted to any non-employee director during any single calendar year, plus the total cash payments made to such non-employee director for services rendered as a director for the same calendar year, shall not exceed $500,000 in the aggregate.

Awards under the 2013 Plan

The 2013 Plan provides for the grant of options, including options intended to qualify as incentive stock options under Section 422 of the Code and non-qualified options that are not intended to satisfy the requirements of Section 422 of the Code, stock appreciation rights, restricted stock and restricted stock unit awards and performance awards.

Options and Stock Appreciation Rights

An option granted under the 2013 Plan is exercisable for no more than 10 years after its date of grant, except in the case of an incentive stock option granted to any employee who owns more than 10% of the voting power of all shares of our capital stock (a “ten percent stockholder”), which will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of an option may not be less than 100% (or 110% in the case of an incentive stock option granted to a ten percent stockholder) of the fair market value of a share of our common stock on the date of grant.

A stock appreciation right granted under the 2013 Plan is exercisable for no more than 10 years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the base price of a stock appreciation right may not be less than 100% of the fair market value of a share of our common stock on the date of grant. A stock appreciation right entitles the holder to receive upon exercise (subject to withholding taxes) shares of our common stock, cash or a combination of stock and cash, in an amount equal to the difference between the fair market value of the common stock on the exercise date and the base price of the stock appreciation right.

The 2013 Plan prohibits the holder of an option or stock appreciation right from receiving dividend equivalents with respect to the number of shares of common stock subject to such award.

Stock Awards

The Committee may grant stock awards as either restricted stock or restricted stock units.

A restricted stock award is a grant of shares of common stock subject to a risk of forfeiture, restrictions on transferability and any other restrictions imposed by the Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Committee. Except as otherwise provided in an award agreement, the holder of a restricted stock award may have rights as a stockholder, including the right to vote the common stock subject to the award or to receive dividends on the common stock subject to the award during the restriction period; provided, however, that (i) a distribution with respect to shares of common stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of common stock that are subject to time-based or performance-based vesting conditions, in each case, will be deposited with the Company and will be subject to the same restrictions as the underlying restricted stock. Unless otherwise

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PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

determined by the Committee, common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock award with respect to which such common stock or other property has been distributed. Unless otherwise waived by the Committee, a restricted stock award that is subject to forfeiture restrictions will be forfeited and reacquired by us upon termination of employment.

Restricted stock units, or “RSUs,” are rights to receive common stock, cash or a combination thereof at the end of a specified period. The Committee may subject RSUs to restrictions, including a risk of forfeiture, to be specified in the award agreement, which restrictions may lapse at such times determined by the Committee. Except as otherwise provided in the award agreement, RSUs subject to forfeiture restrictions may be forfeited upon termination of a participant’s employment before the end of the specified period. An RSU award may provide for dividend equivalents, but any dividend equivalents with respect to RSUs that are subject to time-based or performance-based vesting conditions will be subject to the same restrictions as such RSUs. Prior to settlement of an RSU, the holder of an RSU will have no rights as a stockholder of the Company.

Stock awards are subject to a minimum vesting period of one year. This minimum vesting period does not apply to stock awards granted to newly hired employees, performance-based stock awards, stock awards granted in connection with acquisitions or stock awards granted in lieu of a cash bonus. The Committee also may grant stock awards without regard to the minimum vesting period with respect to a maximum of five percent of the available share reserve authorized for issuance under the 2013 Plan. In addition, the Committee may provide in an award agreement that all or a portion of the shares subject to a stock award vest immediately, or in accordance with the vesting schedule but without regard to the requirement for continued employment in the event of a change in control, or in the case of termination of employment, including due to death, disability, layoff, retirement or divestiture.

Performance Awards

A performance award entitles the recipient to receive shares of our common stock, cash or a combination of stock and cash on the attainment of specified performance measures during the specified performance period. Any dividends or dividend equivalents with respect to a performance award are subject to the same vesting conditions and other restrictions as the performance award. Before the settlement of a performance award in shares of common stock, the participant has no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, are determined by the Committee.

Other Provisions of the 2013 Plan

Tax Withholding

We may deduct or withhold, or require a participant to remit, an amount sufficient to satisfy any taxes required by law or regulation to be withheld with respect to any award under the Plan. This includes the authority to withhold or receive common stock or other property and to make cash payments or require participants to make cash payments in satisfaction of a participant’s tax obligations. Notwithstanding the foregoing, any shares of common stock that are withheld above the minimum statutory rate with respect to awards granted on or after the effective date of the 2013 Plan will not be added back to the share pool and will not again be available for awards under the 2013 Plan.

Capitalization Adjustments

In the event of certain corporate events or changes in our common stock, the Committee will proportionally adjust awards and the number and class of securities available under the 2013 Plan as it determines to be appropriate.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control (as such term is defined in the 2013 Plan), the Board may, in its discretion, provide for one or more of the following:

•	Full or partial exercisability of some or all outstanding options and stock appreciation rights, either immediately or upon a subsequent termination of employment,

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PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

•	Full or partial lapsing of the restriction period applicable to some or all outstanding stock awards, either immediately or upon a subsequent termination of employment,

•	Full or partial lapsing of the performance period applicable to some or all outstanding awards, and

•	Deemed satisfaction of the performance measures applicable to some or all outstanding awards at the target or any other level.

In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from such change in control, or the parent thereof, be substituted for some or all of the shares of common stock subject to outstanding awards as determined by the Board, or may require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of common stock in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Clawback and Recoupment of Awards

Awards granted under the 2013 Plan are subject to forfeiture and recovery by the Company pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including any policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law. All equity awards granted under the 2013 Plan will be subject to the Company’s current clawback policy which covers annual cash and long-term equity incentive awards granted to executive officers, and is further described in the CD&A portion of this proxy statement.

Award Transferability

The Plan does not permit participants to transfer any award other than by will or by the laws of descent and distribution or pursuant to a domestic relations order entered into by a court of competent jurisdiction, and incentive stock options may be exercised during a participant’s lifetime only by the participant. The Committee may establish procedures for designation of a beneficiary to receive amounts payable or shares deliverable in the event of a participant’s death.

Amendment and Termination

The Board may amend the 2013 Plan at any time, subject to stockholder approval if required by applicable law, rule or regulation, including any rule of the NYSE, or if the Board seeks to modify the option and stock appreciation rights repricing provisions. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder. The 2013 Plan will terminate on November 19, 2029, the 10th anniversary of the date of its adoption by the Board, unless terminated earlier by the Board.

U.S. Federal Income Tax Consequences of Awards under the 2013 Plan

The following is a brief summary of certain federal income tax consequences relating to awards granted under the 2013 Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Stock Options

Stock options may be intended to qualify as incentive stock options under Code Section 422 or may be nonqualified stock options governed by Code Section 83. A participant generally will not recognize any taxable income, and we will not be entitled to a tax deduction, on the grant of an option. On exercise of a nonqualified stock option a participant generally will recognize ordinary taxable income equal to the excess of the fair market value of the acquired common stock on the exercise date over the exercise price paid for those shares. Subject to satisfying applicable reporting requirements and any deduction limitations under the Code (discussed below), we should be entitled to a corresponding income tax deduction. A participant generally will not recognize taxable income on exercise of an incentive stock option and we will not be entitled to a deduction. However, the excess of the fair market value of the acquired common stock on the exercise date over the exercise price for those shares could result in alternative minimum tax liability for the participant. A participant’s disposition of shares acquired

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on exercise of any option will ordinarily result in capital gain or loss. However, a disposition of shares acquired on exercise of an incentive stock option less than two years after the grant date or one year after the exercise date (referred to as a “disqualifying disposition”) generally will result in ordinary taxable income equal to the excess of the fair market value of the acquired common stock on the exercise date and the exercise price for those shares, with any excess of the amount received by the participant over the fair market value of the stock on the exercise date being treated as capital gain. We may be entitled to a deduction corresponding to the participant’s ordinary taxable income in the case of such a disqualifying disposition.

Stock Appreciation Rights

The grant or vesting of a stock appreciation right generally will not result in taxable income to a participant. The participant will recognize ordinary taxable income on exercise of the stock appreciation right equal to the amount of cash received or the fair market value of shares received. Subject to satisfying applicable income reporting requirements and any deduction limitations under the Code, we should be entitled to a corresponding income tax deduction. The participant’s disposition of any shares received on exercise of a stock appreciation right will result in capital gain or loss on the difference between the disposition price and the amount recognized as income at exercise, and will be long-term or short-term depending on the holding period.

Restricted Stock

A participant who receives a restricted stock award generally will recognize ordinary income when the shares are no longer subject to forfeiture or restrictions, equal to the excess of the fair market value of the shares of restricted stock over the amount paid, if any, by the participant for such shares. However, the participant may make an election under Section 83(b) of the Code at the time of transfer of the shares of restricted stock to recognize ordinary income on the transfer date equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to shares of restricted stock. Subject to satisfying applicable income reporting requirements and any applicable deduction limitation under the Code, we should be entitled to a corresponding income tax deduction at the same time as the participant recognizes ordinary income. When the participant sells the shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income plus the purchase price paid by the participant, if any, for such shares.

Restricted Stock Units

The grant of a restricted stock unit award, including a performance award, will not result in taxable income to the participant. The participant generally will recognize ordinary income when the award is settled in an amount equal to the fair market value of the shares or the amount of any cash received on the date of settlement. Subject to satisfying applicable income reporting requirements and any deduction limitations under the Code, we should be entitled to a corresponding income tax deduction. The participant’s disposition of any shares received on settlement of a restricted stock unit will result in capital gain (or loss) on the difference between the disposition price and the amount recognized as income at settlement, and will be long-term or short-term depending on the holding period.

Million Dollar Deduction Limit and Other Tax Matters

Section 162(m) of the Code prohibits us from deducting compensation exceeding $1 million per person to our CEO and other “covered employees” as defined in Section 162(m). Prior to January 1, 2018, an exception to this deduction limitation was available for compensation qualifying as “performance-based compensation,” which required compliance with certain requirements under Section 162(m) of the Code and the applicable Treasury Regulations. The 2013 Plan (prior to its amendment and restatement) was designed, and prior to January 1, 2018 the Company generally granted awards under the 2013 Plan, to satisfy these requirements for qualified performance-based compensation and thereby be fully deductible by the Company. As a result of tax legislation enacted at the end of calendar year 2017, the exception for performance-based compensation is no longer available for taxable years beginning after December 31, 2017, unless such compensation qualifies for transition relief for certain written binding contracts that were in effect as of November 2, 2017 and not subject to a later

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material modification. Accordingly, compensation paid to a covered employee under awards granted under the 2013 Plan after November 2, 2017 (or prior thereto if not grandfathered), will count towards the $1 million deduction limit and may thereby be partially or fully nondeductible.

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Code Section 409A generally should not apply to awards under the 2013 Plan, but may apply in some cases to restricted stock units and performance awards if so determined by the Committee. For such awards subject to Code section 409A, certain key employees of the Company may experience a six-month delay in the settlement of such awards.

Under certain circumstances, the granting or enhancement of awards, the accelerated vesting or exercise of stock options and stock appreciation rights or the accelerated lapse of restrictions with respect to stock awards and performance awards in connection with a change in control of the Company could be deemed an “excess parachute payment” under the golden parachute tax provisions of Section 280G of the Code. To the extent this happens, the participant could be subject to a 20% excise tax and the Company could be denied a federal income tax deduction.

New Plan Benefits

Because future awards under the 2013 Plan will be granted in amounts and to persons in the sole discretion of the Committee, the type, number, recipients and other terms of such awards are not currently determinable.

Certain Historical Grants under the 2013 Plan

As of October 31, 2019, the following table sets forth the aggregate number of shares underlying stock option, stock appreciation right, RSU and PSU awards that have been granted to the below individuals or groups under the 2013 Plan. The executive officer titles shown below are as of October 31, 2019.

Commercial Metals Company 2013 Long-Term Equity Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Shares(2)
Barbara R. Smith Chairman, President and CEO	$25,514,216	1,262,455
Paul J. Lawrence Vice President and CFO	$2,316,591	114,626
Tracy L. Porter Executive Vice President and COO	$12,088,975	598,168
Paul K. Kirkpatrick Vice President, General Counsel and Corporate Secretary	$6,066,234	300,160
Current Executive Officers as a Group	$45,986,016	2,275,409
Current Non-Executive Officer Directors as a Group(3)	$6,217,505	307,645
Vicki L. Avril Director Nominee	$637,221	31,530
Sarah E. Raiss Director Nominee	$827,094	40,925
J. David Smith Director Nominee	$827,094	40,925
Any Associate of any Director, Executive Officer or Director Nominee	$0	0
Any Recipient of Five Percent of Such Awards	$0	0
Non-Executive Officer Employees as a Group(4)	$166,251,078	8,226,179

Commercial Metals Company    2019 Proxy Statement    77

PROPOSAL 4 — APPROVAL OF 2013 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED

(1)

Aggregate dollar value determined by multiplying the closing market price of the Company’s common stock on November 18, 2019 on the NYSE, $20.21, by the aggregate number of shares granted under the 2013 Plan. The amount in this column does not reflect the dollar amount actually received by the individual or group upon exercise or vesting of equity-based awards under the 2013 Plan.

(2)	Aggregate number of shares underlying awards granted from November 27, 2012 through October 31, 2019, including incremental shares granted upon certification of PSU awards.
(3)	Includes only current directors who are not executive officers.
(4)	Includes all active and inactive employees, including current officers who are not executive officers, who were granted an award between November 27, 2012 and October 31, 2019.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the Annual Meeting is required to adopt the proposal to approve the Company’s 2013 Long-Term Equity Incentive Plan as amended and restated.

The Board recommends a vote FOR the approval of the Company’s 2013 Long-Term Equity Incentive Plan as amended and restated.

Commercial Metals Company    2019 Proxy Statement    78

EQUITY COMPENSATION PLANS

Information about our equity compensation plans as of August 31, 2019 was as follows:

	A.	B.	C.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))

Equity compensation plans approved by security holders	2,289,625	$15.98	8,021,005

Equity compensation plans not approved by security holders	—	—	—

Total	2,289,625	$15.98	8,021,005

GENERAL

The annual report to stockholders for fiscal year 2019 has been mailed to stockholders with this proxy statement or previously, if requested, and is also available to stockholders online at www.proxyvote.com by using the 12 digit control number on the Notice Regarding the Availability of Proxy Materials. The annual report does not form any part of the material for the solicitation of proxies.

We will bear the cost of soliciting proxies on behalf of CMC. Our directors, officers and employees may also solicit proxies by mail, telephone, facsimile, personal contact or through online methods. We will reimburse their expenses for doing this. We will also reimburse banks, brokers, trusts and other nominees for their costs in forwarding proxy materials to beneficial owners of our common stock.

2021 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

It is currently contemplated that our 2021 annual meeting of stockholders will take place on or about January 13, 2021. Pursuant to regulations of the SEC, in order to be included in our proxy statement for the 2021 annual meeting, stockholder proposals must be received at our principal executive offices, 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039, Attention: Corporate Secretary, no later than July 28, 2020 and must comply with additional requirements established by the SEC. Pursuant to our fourth amended and restated bylaws, a stockholder proposal to bring business before the 2021 annual meeting of stockholders submitted outside of the processes established in Rule 14a-8 promulgated by the SEC or to nominate a person for election to the Board pursuant to the advance notice provisions of our fourth amended and restated bylaws will be considered untimely before September 10, 2020 and untimely after October 10, 2020.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders pursuant to the advance notice provisions on the same basis that it evaluates other nominees for director, provided stockholders submit the required information in writing in a timely manner addressed to the attention of the Nominating and Corporate Governance Committee and delivered to our principal executive offices, 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039, Attention: Corporate Secretary. A

Commercial Metals Company    2019 Proxy Statement    79

2021 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

stockholder wishing to formally nominate a director for election at a stockholder meeting must comply with the advance notice provisions in our fourth amended and restated bylaws addressing stockholder nominations of directors.

Pursuant to the proxy access provisions of our fourth amended and restated bylaws, a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding common stock continuously for at least three years, may nominate and include in our proxy materials director nominees constituting up to 20% of the Board or two directors, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our fourth amended and restated bylaws. To include a nominee for our Board in our proxy materials, a compliant nomination notice for the 2021 annual meeting must be received at our principal executive offices, 6565 North MacArthur Blvd., Suite 800, Irving, Texas 75039, Attention: Corporate Secretary, no earlier than June 28, 2020 and no later than July 28, 2020. The nomination notice must contain the information required by the proxy access provisions of our fourth amended and restated bylaws.

OTHER BUSINESS

Management knows of no other matter that will come before the Annual Meeting. However, if other matters do come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.

By Order of the Board of Directors,

PAUL K. KIRKPATRICK

Corporate Secretary

November 25, 2019

Commercial Metals Company    2019 Proxy Statement    80

APPENDIX A

COMMERCIAL METALS COMPANY

2013 LONG-TERM EQUITY INCENTIVE PLAN

As Amended and Restated

Effective November 19, 2019

I. INTRODUCTION

1.1 Purposes.    The purposes of this Commercial Metals Company 2013 Long-Term Equity Incentive Plan, as amended from time to time (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors and independent contractors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2 Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board or a subcommittee thereof, consisting of two or more members of the Board, each of whom may be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of The New York Stock Exchange or, if the Common Stock is not listed on The New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Commercial Metals Company, a Delaware corporation, or any successor thereto.

“Effective Date” shall have the meaning set forth in Section 5.1

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on The New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on The New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

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APPENDIX A

“Incumbent Board” shall mean the individuals, who as of the Effective Date, constitute the Board.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Performance Award” shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award, in each such case solely to the extent determined by the Committee to be a condition to vesting with respect to a particular award. Such criteria and objectives may be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: (a) operating profit; (b) net earnings (c) net sales; (d) net earnings before deductions for interest, income taxes, depreciation and amortization expenses or other measures of cash flow; (e) total shareholder return, or the attainment by the shares of Company common stock of a specified value for a specified period of time, or share price; (f) earnings; (g) return on net assets, return on invested capital, or other return measures, including return or net return on working assets, equity, capital or net sales; (h) pre-tax profits; (i) operating margins; (j) operating earnings or earnings per share; (k) value of assets; (l) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (m) aggregate product price and other product measures; (n) expense or cost levels; (o) reduction of losses, loss ratios or expense ratios; (p) reduction in fixed assets; (q) operating cost management; (r) management of capital structure; (s) debt reduction; (t) productivity improvements; (u) inventory and/or receivables control; (v) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (w) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (x) employee diversity goals; (y) employee turnover; (z) specified objective social goals; (aa) safety record; or (bb) any other metric or criteria as determined by the Committee. The applicable performance measures may be applied on a pre- or post-tax basis. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of such events that the Committee determines should be included or excluded, including unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall mean any natural person, firm, corporation, government, governmental agency, association, trust or partnership.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

A-2	Amended & Restated by the Board: November 19, 2019

APPENDIX A

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award or Restricted Stock Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration.    This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the

A-3	Amended & Restated by the Board: November 19, 2019

APPENDIX A

selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person and (ii) provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of shares of Common Stock subject to awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an award under the Plan.

No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 Eligibility.    Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, independent contractors, and persons expected to become officers, other employees, Non-Employee Directors and independent contractors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence.

1.5 Shares Available.    (a) Subject to adjustment as provided in this Section 1.5 and Section 5.7, as of January 8, 2020, 4,489,862 shares of Common Stock shall be available for the grant of awards under this Plan, less one (1) share for every one (1) share granted under the Plan after October 31, 2019 and prior to January 8, 2020, all of which may be issued under the Plan in connection with Incentive Stock Options.

(b) To the extent that shares of Common Stock subject to an outstanding option, SAR, stock award or performance award granted under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan, in accordance with Section 1.5(d) below.

(c) Notwithstanding anything to the contrary herein, shares of Common Stock subject to an award under this Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase or exercise price or the withholding taxes related to an outstanding option or SAR or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. Shares delivered to or withheld by the Company to pay the withholding taxes for awards other than options or SARs under this Plan shall be added to the shares available for grant and shall again be available for issuance under this Plan, in accordance with Section 1.5(d) below.

(d) The number of shares that again become available for the grant of awards under the Plan pursuant to this Section 1.5 shall be added on a one-for-one basis, except that with respect to awards other than options or SARs that were granted under the Plan prior to the Effective Date, any shares subject to such awards that again become available for grant shall be added as 2.63 shares for each one share subject to such an award.

(e) The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder

A-4	Amended & Restated by the Board: November 19, 2019

APPENDIX A

approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

(f) Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

1.6 Per Person Limits.    To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs, or a combination thereof, may be granted during any fiscal year of the Company to any person shall be 1,000,000, subject to adjustment as provided in Section 5.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures or Performance Awards denominated in Common Stock that may be earned by any person for each 12-month period during a Performance Period shall be 1,000,000, subject to adjustment as provided in Section 5.7; and (iii) the maximum amount that may be earned by any person for each 12-month period during a Performance Period with respect to Performance Awards denominated in cash shall be $3,500,000.

1.7 Non-Employee Director Limits.    Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted under the Plan to any Non-Employee Director during any single calendar year plus the total cash payments paid to such Non-Employee Director for services rendered for the same calendar year shall not, in the aggregate, exceed $500,000; provided, however, that the limitation described in this Section 1.7 shall be determined without regard to amounts paid to a Non-Employee Director during any period in which such individual was an employee or consultant (other than grants of awards paid for service in their capacity as a Non-Employee Director), and any severance and other payments such as consulting fees paid to a Non-Employee Director for such director’s prior or current service to the Company other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options.    The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee, except that an Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an employee of the Company, a parent corporation of the Company or a Subsidiary corporation, subject to the requirements of Section 422 of the Code. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price.    The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant,

A-5	Amended & Restated by the Board: November 19, 2019

APPENDIX A

provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

Notwithstanding the foregoing, in the event that on the last business day of the term of an option (other than an Incentive Stock Option) (i) the exercise of the option is prohibited by applicable law or (ii) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, subject to the requirements of Section 409A of the Code.

(c) Method of Exercise.    An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

Notwithstanding the foregoing, an option Agreement may provide that if on the last day of the term of an option the Fair Market Value per share of Common Stock exceeds the option purchase price per share of Common Stock, the option holder has not exercised the option (or a Tandem SAR, if applicable) and the option has not expired, the option shall be deemed to have been exercised by the holder thereof on such day with payment made by withholding shares of Common Stock otherwise issuable in connection with the exercise of the option. In such event, the Company shall deliver to the option holder the number of shares of Common Stock for which the option was deemed exercised, less the number of shares required to be withheld for the payment of the total purchase price and required withholding taxes (subject to the requirements of Section 5.5); provided, however, any fractional share shall be settled in cash.

2.2 Stock Appreciation Rights.    The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

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APPENDIX A

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price.    The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability.    The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised later than ten (10) years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

Notwithstanding the foregoing, in the event that on the last business day of the term of an SAR (i) the exercise of the SAR is prohibited by applicable law or (ii) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the SAR shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, subject to the requirements of Section 409A of the Code.

(c) Method of Exercise.    A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

Notwithstanding the foregoing, an SAR Agreement may provide that if on the last day of the term of an SAR the Fair Market Value per share of Common Stock exceeds the base price per share of Common Stock, the holder of the SAR has not exercised the SAR (or the related option in the case of a Tandem SAR) and the SAR has not expired, the SAR shall be deemed to have been exercised by the holder thereof on such day. In such event, the Company shall withhold from delivery to the SAR holder the number of shares of Common Stock required to be

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APPENDIX A

withheld for the payment of required withholding taxes (subject to the requirements of Section 5.5); provided, however, any fractional share shall be settled in cash.

2.3 Termination of Employment or Service.    All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4 No Repricing.    Subject to Section 5.7, the Committee shall not without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a Change in Control.

2.5 Dividend Equivalents.    Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards.    The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Restricted Stock Unit Award.

3.2 Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance.    During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

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APPENDIX A

(d) Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to time-based or performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards.    Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards.    The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to time-based or performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

3.5 Minimum Vesting Conditions.    No Stock Award shall become fully vested prior to the first anniversary of the date of grant; provided, that such restrictions shall not apply to (i) Stock Awards to newly hired employees, (ii) performance-based Stock Awards, (iii) Stock Awards granted in connection with acquisitions (whether by asset purchase, merger or otherwise) or (iv) Stock Awards granted in lieu of a cash bonus; and, provided further, that the Committee may grant Stock Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 1.5 (subject to adjustment under Section 5.7). Notwithstanding the foregoing, any award Agreement may provide that all or a portion of the shares subject to such Stock Award vest immediately or, alternatively, vest in accordance with the vesting schedule but without regard to the requirement for continued employment in the event of a Change in Control, or in the case of termination of employment, including due to death, disability, layoff, retirement or divestiture.

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APPENDIX A

IV. PERFORMANCE AWARDS

4.1 Performance Awards.    The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards.    Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures.    The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture.    The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards.    The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to an unvested Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan.    This Plan, as hereby amended and restated, shall become effective on November 19, 2019 (the “Effective Date”), the date on which it was approved and adopted by the Board, subject to approval by the stockholders of the Company at the Company’s annual meeting to be held on January 8, 2020. The Plan shall terminate on the tenth anniversary of the Effective Date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan. In the event that this amendment and restatement of the Plan is not approved by the stockholders of the Company, the terms of the Plan as approved by the stockholders of the Company prior to amendment and restatement of the Plan will continue in effect and the Plan will terminate on November 27, 2022.

5.2 Amendments.    The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of The New York Stock Exchange, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify Section 2.4 hereof; provided further, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement.    Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or

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APPENDIX A

execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date of grant set forth in the Agreement.

5.4 Non-Transferability.    No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum statutory tax rate in the employee’s applicable jurisdiction; provided that the Company shall be permitted to limit the number of shares so withheld to a lesser number if necessary, in the judgment of the Committee, to avoid adverse accounting consequences or for administrative convenience; and provided further that any shares of Common Stock that are withheld above the minimum statutory rate with respect to awards granted on or after the Effective Date shall not be added back to the share pool pursuant to Section 1.5 of the Plan and shall not again be available for awards under the Plan. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares.    Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or

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APPENDIX A

recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto), the terms of each outstanding Performance Award (including the number and class of securities subject thereto), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) Subject to the terms of the applicable award Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i) provide that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level;

(ii) require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as shall be determined by the Board in accordance with Section 5.7; and/or

(iii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (2) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the aggregate number of shares of Common Stock then subject to the portion of such award surrendered, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b) A “Change in Control” means any of the following events:

(i) any Person becomes the “beneficial owner” (as defined in Rule 13d-3 or Rule 13d-5 under the Exchange Act), directly or indirectly, of 25% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) the Incumbent Board ceases for any reason to constitute at least the majority of the Board; provided, however, that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of

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APPENDIX A

the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this subsection (ii), considered as though such person were a member of the Incumbent Board;

(iii) all or substantially all of the assets of the Company are sold, transferred or conveyed and the transferee of such assets is not controlled by the Company (control meaning the ownership of more than 50% of the combined voting power of such entity’s then outstanding voting securities); or

(iv) the Company is reorganized, merged or consolidated, and the stockholders of the Company immediately prior to such reorganization, merger or consolidation own in the aggregate 50% or less of the outstanding voting securities of the surviving or resulting corporation or entity from such reorganization, merger or consolidation.

Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of an award hereunder by virtue of any transaction which results in the Company, any affiliate of the Company or any profit-sharing plan, employee stock ownership plan or employee benefit plan of the Company or any affiliates (or any trustee of or fiduciary with respect to any such plan acting in such capacity) acquiring, directly or indirectly, 25% or more of the combined voting power of the Company’s then outstanding voting securities.

Notwithstanding the foregoing provisions of this Section 5.8(b), in the event an award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

5.9 Deferrals.    The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service.    Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Awards Subject to Clawback.    The awards granted under the Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.13 Designation of Beneficiary.    A holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company

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APPENDIX A

during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.14 Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15 Foreign Employees.    Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

A-14	Amended & Restated by the Board: November 19, 2019

DIRECTIONS TO COMMERCIAL METALS COMPANY

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 8, 2020, 10:00 A.M.

CMC HALL AT THE COMPANY’S HEADQUARTERS

6565 NORTH MACARTHUR BOULEVARD, 9TH FLOOR

IRVING, TEXAS 75039

Directions from DFW Airport

Take the North exit out of the airport to Hwy. 114 East towards Dallas. Take the George Bush Exit (TX-161) and turn left onto the service road of the George Bush (TX-161). Once on the service road, continue on the service road to MacArthur Blvd. Turn right on MacArthur Blvd. and continue past Patton Dr. to 6565 N. MacArthur Blvd. The 6565 MacArthur Building is located on the right side of N. MacArthur Blvd.

OR

Take the North exit out of the airport to Hwy. 114 East towards Dallas. Take the MacArthur Blvd. Exit and turn left onto MacArthur Blvd. Continue on N. MacArthur Blvd. through Royal Lane. The 6565 MacArthur Building is located on the West side of N. MacArthur Blvd. Take the first left-hand turn after passing Royal Lane to enter the property.

Directions from Love Field

Take the exit out of Love Field and turn right onto Mockingbird Lane. Stay on Mockingbird to TX-183W towards Fort Worth. Take Hwy. TX-114 West towards Grapevine/DFW Airport North Entry. Take the exit toward Walnut Hill Lane/MacArthur Blvd. Stay straight past the Walnut Hill Lane exit to the N. MacArthur Blvd. exit. Take the N. MacArthur Blvd. ramp and turn right onto N. MacArthur Blvd. Continue on N. MacArthur Blvd. through Royal Lane. The 6565 MacArthur Building is located on the West side of N. MacArthur Blvd. Take the first left-hand turn after passing Royal Lane to enter the property.

Directions from Downtown Dallas

Take I-35E/Stemmons Freeway to TX-114 West towards Grapevine/DFW Airport North Entry. Take the exit toward Walnut Hill Lane/MacArthur Blvd. Stay straight past the Walnut Hill Lane exit to the N. MacArthur Blvd. exit. Take the N. MacArthur Blvd. ramp and turn right onto N. MacArthur Blvd. Continue on N. MacArthur Blvd. through Royal Lane. The 6565 MacArthur Building is located on the West side of N. MacArthur Blvd. Take the first left-hand turn after passing Royal Lane to enter the property.

COMMERCIAL METALS ANNUAL MEETING OF COMMERCIAL METALS COMPANY Date: Wednesday, January 8, 2020 Time: 10:00 A.M. (Central Standard Time) Place: 6565 North MacArthur Boulevard, 9th Floor, Irving, Texas 75039 See Voting Instruction on Reverse Side. Please make your marks like this: Use dark black pencil or pen only The Board of Directors recommends a vote FOR the election of the director nominees in proposal 1 and FOR proposals 2, 3 and 4. 1: Election of Directors For Withhold 01 Vicki L. Avril 02 Sarah E. Raiss 03 J. David Smith Directors Recommend For For For For Against Abstain 2: Ratification of the appointment of For Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020. 3: Advisory vote on executive compensation. For 4: Approval of the Company’s 2013 For Long-Term Equity Incentive Plan as amended and restated. 5: Transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting. To attend the meeting and vote your shares in person, please mark this box. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and titof authorized officer signing the proxy. Annual Meeting of Commercial Metals Company to be held on Wednesday, January 8, 2020 for Holders as of November 18, 2019 This proxy is being solicited on behalf of the Board of Directors VOTE BY: INTERNET TELEPHONE Call Go To 866-362-4503 www.proxypush.com/CMC • Cast your vote online. OR • Use any touch-tone telephone. • View meeting documents. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. MAIL OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned stockholder(s) of Commercial Metals Company hereby appoints Barbara R. Smith, Paul J. Lawrence and Paul K. Kirkpatrick, or any of them, as proxy holders, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote and act for the undersigned at the 2020 annual meeting of stockholders of Commercial Metals Company (the “Annual Meeting”) to be held on January 8, 2020 at 10:00 a.m., Central Standard Time at the Company’s corporate headquarters at 6565 North MacArthur Boulevard, 9th Floor, Irving, Texas 75039, and any adjournment or postponement of the Annual Meeting, according to the number of votes which the undersigned is entitled to cast at the Annual Meeting, hereby revoking any proxies previously executed by the undersigned for the Annual Meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. PROXY TABULATOR FOR COMMERCIAL METALS COMPANY P.O. BOX 8016 CARY, NC 27512-9903 Please separate carefully at the perforation and return just this portion in the envelope provided.

Revocable Proxy — Commercial metals Company

Annual meeting of stockholders

January 8, 2020 10:00 a.m. (Central standard Time) This Proxy is solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of Commercial Metals Company hereby appoints Barbara R. Smith, Paul J. Lawrence and Paul K. Kirkpatrick, or any of them, as proxy holders, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote and act for the undersigned at the 2020 annual meeting of stockholders of Commercial Metals Company (the “Annual Meeting”) to be held on January 8, 2020 at 10:00 a.m., Central Standard Time at the Company’s corporate headquarters at 6565 North MacArthur Boulevard, 9th Floor, Irving, Texas 75039, and any adjournment or postponement of the Annual Meeting, according to the number of votes which the undersigned is entitled to cast at the Annual Meeting, hereby revoking any proxies previously executed by the undersigned for the Annual Meeting.

This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1 and FOR Proposals 2, 3 and 4.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please separate carefully at the perforation and return just this portion in the envelope provided.